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                                                     Securities Act File No. ___

        As filed with the Securities and Exchange Commission on [ ], 2010
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                           Pre-Effective Amendment No.    [ ]
                          Post-Effective Amendment No.    [ ]

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              One Security Benefit Place, Topeka, Kansas 66636-0001
               (Address of Principal Executive Offices) (Zip Code)

                                 (785) 438-3000
                  (Registrant's Area Code and Telephone Number)

                                   Amy J. Lee
                             Security Investors, LLC
                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March 5, 2010 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                    SBL FUND
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461

                                                                  March 10, 2010

Dear Policyowners:

The Board of Directors ("Board") of SBL Fund has called a special meeting of shareholders of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series") to be held on April 9, 2010 at 1:00 p.m.(Central Time), or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Series, as discussed below.

Management of the Acquired Series has recommended that the Board approve the Reorganization Plan relating to the reorganization of the Acquired Series into SBL Fund, Series A (Equity Series) (the "Acquiring Series" and together with the Acquired Series, the "Series") (the "Reorganization"). Security Investors, LLC serves as investment manager to both Series. As a result of the Reorganization, shareholders of the Acquired Series would become shareholders of the Acquiring Series. Each Series currently is available as an investment option under your insurance contract.

After careful consideration, the Board has unanimously approved this proposal with respect to the Acquired Series and recommends that shareholders of the Acquired Series vote "FOR" the proposal. Accordingly, you are asked to authorize the Reorganization. A Proxy Statement/Prospectus that describes the Reorganization is enclosed.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Please read the enclosed information carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                                      Sincerely,
                                                          /s/ Richard M. Goldman
                                                              Richard M. Goldman
                                                President, Chairman of the Board
                                                                    of Directors

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                    SBL FUND
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461

 PROPOSED REORGANIZATION OF SBL FUND, SERIES H (ENHANCED INDEX SERIES) INTO SBL
                         FUND, SERIES A (EQUITY SERIES)

                              QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposal. The matters discussed below are also discussed in more detail in the enclosed Prospectus/Proxy Statement.

WHAT ISSUE AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON APRIL 9, 2010?

Shareholders of SBL Fund, Series H (Enhanced Index Series), (the "Acquired Series"), are being asked to approve a Plan of Reorganization that provides for the reorganization (the "Reorganization" ) of the Acquired Series into SBL Fund, Series A (Equity Series), (the "Acquiring Series" and together with the Acquired Series, the "Series").

WHAT WILL HAPPEN TO MY SBL FUND, SERIES H INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of the Acquiring Series on or about April 23, 2010 (the "Closing Date"), and will no longer be a shareholder of the Acquired Series. You will receive shares of the Acquiring Series with a value equal to the value of your investment in the Acquired Series as of the Closing Date. The Acquired Series will then cease operations and will be liquidated.

WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

If shareholders of the Acquired Series do not approve the proposed Reorganization, the Reorganization will not take effect and the Board will determine what, if any, additional action should be taken with respect to the Acquired Series. Such action could include liquidation of the Acquired Series.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Board believes that the Reorganization will permit the Acquired Series' shareholders to continue to invest in a substantially larger fund, which should benefit shareholders of each of the Series by spreading costs across a larger asset base and which would allow shareholders of the Acquired Series to continue to participate in a professionally managed portfolio. Also, a larger Acquiring Series after the Reorganization may offer the potential benefits of a more diversified portfolio of securities and improve trading efficiency, and may eventually realize economies of scale and lower operating expenses. The annual operating expense ratio of the Acquiring Portfolio could be lower than that of the Acquired Portfolio, effective May 1, 2010.

DO THE SERIES HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

The Series' investment objectives and strategies are generally different, although similar in several respects. The Acquired Series and the Acquiring Series have different investment objectives: the Acquired Series seeks to outperform Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index") through stock selection resulting in different weightings of common stocks relative to the index while the Acquiring Series seeks long-term growth of capital. Both Series pursue their investment objectives by investing at least 80% of their net assets (including any borrowings for investment purposes) in equity securities and may invest a portion of their assets in options and future contracts. However, the Acquired Series invests in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index, and may overweight/underweight its investment in a particular stock based on its sub-adviser's quantitative research. Meanwhile, the Acquiring Series invests in a widely-diversified portfolio of equity securities (typically of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase), and allocates approximately 50% of its total assets to a large cap growth strategy and approximately 50% of its total assets to a large cap value strategy, each managed independently by its investment adviser. In addition, unlike the Acquired Series, the Acquiring Series' principal investment strategies explicitly allow it to invest in a variety of investment vehicles and securities issued by foreign companies.

WHAT ARE THE DIFFERENCES IN THE MANAGEMENT OF THE SERIES?

The Series are separate series of SBL Fund, and therefore have the same Board of Directors. Security Investors, LLC (the "Investment Manager" or "Security Investors") serves as investment adviser for both Series. However, while the Investment Manager directly manages the Acquiring Series (without retaining any sub-adviser), the Investment Manager has engaged Northern Trust Investments, N.A., a third party investment adviser, to serve as a sub-adviser to, and directly manage the assets of, the Acquired Series. The Series are managed by different portfolio managers.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Each Series pays the Investment Manager a management fee at the annual rate of 0.75% of the value of its average daily net assets. The Acquiring Series' annual operating expense ratio could be lower than that of the Acquired Series, effective May 1, 2010, based on a comparison of historical (gross) expense ratios, although there is no guarantee that this trend will continue in the future.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The Reorganization is not expected to be a taxable event for federal income tax purposes. Shareholders are not expected to recognize any capital gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquired Series and the Acquiring Series will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Series, the Acquired Series' shareholders, or the Acquiring Series as a result of the Reorganization. Further, shareholders are not expected to recognize any income or gains for federal income tax purposes from the Acquired Series' distributions of any undistributed net investment income and net realized capital gains prior to the Reorganization

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

The Acquired Series and the Investment Manager will each bear one-half of the expenses relating to the Reorganization.

WHO IS ASKING FOR MY VOTE?

The enclosed proxy is being solicited by the Board of Directors of SBL Fund for use at the Special Meeting of shareholders of the Acquired Series to be held on April 9, 2010 (the "Special Meeting"), and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the Reorganization, the investment management policies of, as well as shareholder services offered by, the Acquired Series and the Acquiring Series, the expense ratios of the Acquired Series and the Acquiring Series, past attempt to reorganize the Acquired Series, and the relative performance of the Acquired Series and the Acquiring Series, the Board of Directors of the Series believe that reorganizing the Acquired Series into the Acquiring Series is in the best interests of the Series and their shareholders. Therefore, the Board of Directors recommends that you vote FOR the Reorganization.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSED REORGANIZATION?

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Acquired Series.

WILL MY VOTE MAKE A DIFFERENCE?

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their series. Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

I'M AN INSURANCE CONTRACT OWNER.  HOW WILL MY VOTE BE COUNTED?

As an insurance contract owner of record at the close of business on the record date, you have the right to instruct the insurance company that issued your contract as to how the shares of the Acquired Series attributable to your contract should be voted. If no voting instructions are received, the insurance company will vote the shares attributable to your contract in proportion ("for" or

"withhold authority") to those shares for which instructions are received. As a result, a small number of contract owners could determine the outcome of the vote if other contract owners fail to vote. It is thus particularly important that you vote your shares.

HOW DO I PLACE MY VOTE?

You can vote in one of four ways:

     o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

     o    Through the web site listed in the proxy voting instructions,

     o By telephone using the toll-free number listed in the proxy voting instructions, or

     o    In person at the shareholder meeting on April 9, 2010.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                    SBL FUND
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                   SBL FUND, SERIES H (ENHANCED INDEX SERIES)
                            TO BE HELD APRIL 9, 2010

To the Shareholders:

The Board of Directors of SBL Fund has called a special meeting of shareholders of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series") to be held on April 9, 2010 at 1:00 p.m. (Central Time) or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.

At the Special Meeting you will be asked:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by SBL Fund, Series A (Equity Series) (the "Acquiring Series"), solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 11, 2010 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

                                                        By Order of the Board of
                                                                       Directors

                                                                  /s/ Amy J. Lee
                                                                      Amy J. Lee
                                                                       Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:59 P.M. ON APRIL 8, 2010.

March 10, 2010

                                TABLE OF CONTENTS

INTRODUCTION.................................................................1

SUMMARY......................................................................3

         THE PROPOSED REORGANIZATION.........................................3

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL
        INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF
         THE SERIES..........................................................4

         PRINCIPAL RISKS OF INVESTING IN THE SERIES..........................6

COMPARISON OF FEES AND EXPENSES FOR THE SERIES...............................8

         COMPARISON OF ANNUAL OPERATING EXPENSES.............................8

         EXAMPLE.............................................................8

COMPARISON OF SERIES PERFORMANCE.............................................9

         PERFORMANCE OF THE SERIES...........................................9

ADDITIONAL INFORMATION ABOUT THE SERIES.....................................11

         INVESTMENT MANAGER.................................................11

         SUB-ADVISER OF THE ACQUIRED SERIES.................................11

         PORTFOLIO MANAGERS OF THE ACQUIRING SERIES.........................11

         PORTFOLIO MANAGER OF THE ACQUIRED SERIES...........................11

         ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL
                UNDERWRITER.................................................12

         FORM OF ORGANIZATION AND KEY DIFFERENCES
                IN SHAREHOLDER RIGHTS.......................................12

INFORMATION ABOUT THE REORGANIZATION........................................12

         THE REORGANIZATION PLAN............................................12

         REASONS FOR THE REORGANIZATION.....................................12

         BOARD CONSIDERATIONS...............................................12

         TAX CONSIDERATIONS.................................................13

         IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING................13

         EXPENSES OF THE REORGANIZATION.....................................13

         CAPITALIZATION OF THE SERIES.......................................14

GENERAL INFORMATION.........................................................14

         OTHER BUSINESS.....................................................14

         PROXY SOLICITATION.................................................14

         SHAREHOLDER VOTING.................................................14

         VOTE REQUIRED......................................................15

         EFFECT OF ABSTENTIONS..............................................15

         SHAREHOLDER REPORTS................................................15

         SHAREHOLDER PROPOSALS..............................................15

         INFORMATION ABOUT THE SERIES.......................................15

MORE INFORMATION REGARDING THE SERIES.......................................16

         PURCHASE AND REDEMPTION OF SHARES..................................16

         REVENUE SHARING PAYMENTS...........................................16

         MARKET TIMING/SHORT-TERM TRADING...................................16

         DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS................17

         DETERMINATION OF NET ASSET VALUE...................................18

FINANCIAL HIGHLIGHTS........................................................19


APPENDIX A - PLAN OF REORGANIZATION........................................A-1

APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS.........B-1

APPENDIX C- PERFORMANCE UPDATE FOR THE ACQUIRING SERIES....................C-1

APPENDIX D - OWNERSHIP INFORMATION.........................................D-1

                                 PROXY STATEMENT
                                       FOR
                   SBL FUND, SERIES H (ENHANCED INDEX SERIES)

                                   PROSPECTUS
                                       FOR
                       SBL FUND, SERIES A (EQUITY SERIES)

                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                           (Toll Free) (800) 888-2461

INTRODUCTION

This combined proxy statement/prospectus (the "Proxy Statement/Prospectus") and the enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SBL Fund for use at a special meeting of shareholders of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series"), to be held at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, on April 9, 2010 at 1:00 p.m. (Central Time), and at any and all adjournment(s) or postponement(s) thereof (the "Special Meeting"). The Board has called the Special Meeting and is soliciting proxies from shareholders of the Acquired Series to vote on the proposed reorganization (the "Reorganization") of the Acquired Series into SBL Fund, Series A (Equity Series) (the "Acquiring Series" and together with the Acquired Series, the "Series"). This Proxy Statement/Prospectus provides information about the proposed reorganization. The Proxy Statement/Prospectus is being first mailed to shareholders on or about March 10, 2010.

Shares of the Series are not offered directly to the public but are sold only to certain insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies. As such, Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (each an "Insurance Company and collectively, the "Insurance Companies") are the only shareholders of record of the Acquired Series. As the shareholders of record of the Acquired Series, the Insurance Companies have sole voting and investment power with respect to the shares, but generally will pass through any voting rights to insurance contract owners. As such and for ease of reference throughout the Proxy Statement/Prospectus, insurance contract owners may be referred to as "shareholders" of the Acquired Series.

You have received this Proxy Statement/Prospectus because you have an insurance contract issued by of one of the Insurance Companies and you are invested in the Acquired Series as of the close of business on February 11, 2010 (the "Record Date"). You have the right to give voting instructions on shares of the Acquired Series that are attributable to your insurance contract, if your voting instructions are properly submitted and received prior to the Special Meeting. Because you, as a shareholder of the Acquired Series, are being asked to approve a transaction that will result in your holding shares of the Acquiring Series, this document also serves as a prospectus for the Acquiring Series, whose investment objective is long-term growth of capital.

If shareholders of the Acquired Series approve the proposed Reorganization and the Reorganization is consummated, the Acquired Series will transfer all of its assets and liabilities to the Acquiring Series in exchange solely for shares of the Acquiring Series. Following the transfer of its assets and liabilities to the Acquiring Series in exchange for shares of the Acquiring Series, the Acquired Series will distribute to you your pro rata portion of the shares of the Acquiring Series that it receives in the Reorganization. You will receive shares of the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Series will liquidate.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Series that you should know before investing. A Statement of Additional Information ("SAI") dated March 10, 2010 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated May 1, 2009, each of which is incorporated herein by reference (File No. 002-59353) and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report for the fiscal year ended December 31, 2008 and the SBL Fund semi-annual report for the six month period ended June 30, 2009 are also incorporated herein by reference (File No. 811-02753).

You may obtain proxy materials, reports and other information filed by SBL Fund from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public

Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  MARCH 10, 2010

SUMMARY

You should read this entire Proxy Statement/Prospectus and accompanying materials carefully. For additional information, you should consult the SBL Fund Prospectus and the proposed Plan of Reorganization (the "Reorganization Plan"), a form of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On January 21, 2010, the Board approved the Reorganization Plan. Subject to the approval of shareholders of the Acquired Series, the Reorganization Plan provides for:

     o the transfer of all of the assets of the Acquired Series to the Acquiring Series, in exchange for shares of the Acquiring Series;

     o the assumption by the Acquiring Series of all of the liabilities of the Acquired Series;

     o the distribution of shares of the Acquiring Series to the shareholders of the Acquired Series; and

     o    the complete liquidation of the Acquired Series.

The Reorganization is expected to be effective immediately after the close of business on April 23, 2009, or on a later date as the parties may agree (the "Closing Date"). As a result of the Reorganization, each shareholder of the Acquired Series will become a shareholder of the Acquiring Series. Each shareholder of the Acquired Series will hold, immediately after the Closing Date, shares of the Acquiring Series having an aggregate value equal to the aggregate value of the shares of the Acquired Series held by that shareholder as of the close of business on the Closing Date.

The Acquired Series and the Investment Manager each will bear one-half of the expenses relating to the Reorganization.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Series. In the event that the shareholders of the Acquired Series do not approve the Reorganization, the Acquired Series will continue to operate as a separate entity, and the Board will determine what further action, if any, to take, which could include liquidation.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

     o The Acquired Series and the Acquiring Series have different investment objectives: the Acquired Series seeks to outperform Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index") through stock selection resulting in different weightings of common stocks relative to the index while the Acquiring Series seeks long-term growth of capital.

     o Both Series pursue their investment objectives by investing at least 80% of their net assets (including any borrowings for investment purposes) in equity securities and may invest a portion of their assets in options and future contracts. However, their principal investment strategies are generally different. The Acquired Series invests in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index, and may overweight/underweight its investment in a particular stock based on its sub-adviser's quantitative research. Meanwhile, the Acquiring Series invests in a widely-diversified portfolio of equity securities (typically of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase), and allocates approximately 50% of its total assets to a large cap growth strategy and approximately 50% of its total assets to a large cap value strategy, each managed independently by its investment adviser. In addition, unlike the Acquired Series, the Acquiring Series' principal investment strategies explicitly allow it to invest in a variety of investment vehicles and securities issued by foreign companies.

     o Security Investors, LLC (the "Investment Manager" or "Security Investors") serves as investment adviser for both Series. However, while Security Investors directly manages the Acquiring Series (without retaining any sub-adviser), Security Investors has engaged Northern Trust Investments, N.A. ("NTI") to serve as a sub-adviser to, and directly manage the assets of, the Acquired Series.

     o As a result of the proposed Reorganization, shareholders of the Acquired Series would invest in the Acquiring Series that is more actively traded and may have more investment in securities of foreign companies and technology companies, and therefore could potentially be subject to higher investment and price volatility risks.

     o The annual operating expense ratio for shareholders of the Acquiring Series could be lower than that of the Acquired Series, effective May 1, 2010, based on a comparison of (gross) expense ratios for the fiscal year ended December 31, 2009.

     o The Acquiring Series is much larger than the Acquired Series and shareholders in the Acquired Series are expected to benefit from the larger asset base as a result of the Reorganization.

     o Over the three-, five- and ten-year periods, both the Acquired Series and the Acquiring Series trailed their S&P 500 Index benchmark and the Acquired Series outperformed the Acquiring Series. However, the Acquiring Series made certain changes to its investment strategies and management team in early 2008, and since then it has shown a relatively strong investment performance record, which was superior to the records of both the Acquired Series and the S&P 500 Index. (Shareholders should note, however, that past performance is not an indication of future results.)

     o The share purchase, exchange and redemption provisions for each Series are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Series."

     o The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Series will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

     o If the Reorganization is approved by shareholders, certain holdings of the Acquired Series could be sold shortly prior to the Closing Date. The Investment Manager may also sell portfolio securities that the Acquiring Series acquired from the Acquired Series after the Closing Date. In addition, both Series may engage in transition management techniques to facilitate the portfolio transition process. Such sales and purchases could result in increased transaction costs, all or part of which are ultimately borne by shareholders. (See the section titled "Important Information About Portfolio Transitioning" below for additional information.)

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE SERIES

The investment objectives, principal investment strategies, and risks of the Series are generally different, although similar in several respects. The chart below summarizes the primary similarities and differences between the Series' investment objectives, principal investment strategies and principal risks. There can be no assurance that a Series will achieve its stated objective.

------------------------------------------------------------------------------------------------------------------------------------
                                         THE ACQUIRED SERIES                                 THE ACQUIRING SERIES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE         The Acquired Series seeks to outperform  The Acquiring Series seeks long-term growth of capital.
                             the S&P 500 Index through stock
                             selection resulting in different
                             weightings of common stocks relative to
                             the index.
------------------------------------------------------------------------------------------------------------------------------------
BENCHMARK                                  S&P 500 Index                                       S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT         The Acquired Series pursues its          The Acquiring Series pursues its objective by investing,
STRATEGIES                   objective by investing, under normal     under normal market conditions, at least 80% of its net
                             market conditions, at least 80% of its   assets (plus borrowings for investment purposes) in a
                             net assets (including any borrowings     widely-diversified portfolio of equity securities, which may
                             for investment purposes) in equity       include American Depositary Receipts ("ADRs") and convertible
                             securities of companies in the S&P 500   securities. The Series typically invests in the equity
                             Index and futures contracts              securities of domestic and foreign companies whose total
                             representative of the stocks that make   market value is $5 billion or greater at the time of purchase.
                             up the index.
                                                                      The Acquiring Series pursues its objective by investing,
                                                                      under normal market conditions, approximately 50% of its
                                                                      total assets according to a Large Cap Growth strategy
                                                                      managed by the Investment Manager and approximately 50% of its total assets according to a Large Cap Value strategy
                                                                      managed by the Investment Manager.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGER           Security Investors                       Security Investors
------------------------------------------------------------------------------------------------------------------------------------
SUB-ADVISERS                 NTI                                      None
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGERS           Peter C. Stournaras, a portfolio         Mark A. Mitchell and Mark P. Bronzo, each a portfolio manager
                             manager of NTI                           of the Investment Manager
------------------------------------------------------------------------------------------------------------------------------------

                                       4

------------------------------------------------------------------------------------------------------------------------------------
COMPARISON OF   SIMILAR           o  Each Series pursues its investment objective by investing, under normal market conditions,
PRINCIPAL       STRATEGIES           at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
INVESTMENT
STRATEGIES                        o  Each Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge each Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

                                  o Under adverse or unstable market conditions, each Series could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities or repurchase agreements.

------------------------------------------------------------------------------------------------------------------------------------
                DIFFERENCES       THE ACQUIRED SERIES
                IN STRATEGIES

                                 o The Acquired Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies in the S&P
                                    500 Index and futures contracts
                                    representative of the stocks that make up the index.

                                 o The Investment Manager has engaged NTI to provide investment advisory services to the Acquired Series as a Sub-Adviser. Using a quantitative discipline, NTI determines whether the Series should, relative to the proportion of the S&P 500 Index that the stock represents, (1) overweight - invest more in a particular stock, (2) underweight
                                    - invest less in a particular stock, or (3) hold a neutral position in the stock - invest a similar amount in a particular stock. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Series in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.

                                 o In addition, to enhance return potential, the Acquired Series may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

                                 THE ACQUIRING SERIES

                                 o The Acquiring Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets
                                    (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American
                                    Depositary Receipts ("ADRs") and convertible securities. The Series typically invests in the equity securities of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase.

                                 o The Acquiring Series pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a Large Cap Growth strategy managed by the Investment Manager and approximately 50% of its total assets according to a Large Cap Value strategy managed by the Investment Manager.

                                 o  The Investment Manager manages its
                                    allocation of the Acquiring Series' assets according to each respective strategy, and the trading decisions with respect to each strategy are made independently. In order to maintain the target allocations between the two strategies, all daily cash inflows
                                    (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Acquiring
                                    Series' strategies promptly to the extent the percentage of the Series' assets allocated to either strategy equals or exceeds 60% of the Series' total assets.

                                 o The Investment Manager in its discretion may make adjustments if either of the strategies becomes over- or under-weighted as a result of market appreciation or depreciation.
                                    Accordingly, the performance of the
                                    Acquiring Series could differ from the
                                    performance of each strategy if either had been maintained as a separate portfolio. As a consequence of the Investment Manager's efforts to maintain assets between the two strategies at the targeted percentages, the Investment Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage. To the extent that the sales of securities as part of these reallocations result in higher portfolio turnover, this active trading may increase the costs the Series incurs.

                                 o  In choosing equity securities, the
                                    Investment Manager uses a blended approach, investing in growth stocks and value stocks, and may, to the extent consistent with the Acquiring Series' investment policies, invest in a limited number of industries or industry sectors, including the technology sector. Growth-oriented stocks are stocks of established companies that typically have a record of

                                       5

                                    consistent earnings growth. The
                                    Investment Manager typically chooses
                                    growth-oriented companies through a
                                    combination of a qualitative top-down
                                    approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, and a quantitative bottom-up approach. The
                                    Investment Manager will also invest in
                                    value-oriented stocks. Value-oriented
                                    companies appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of qualitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax
                                    ROIC (Return on Invested Capital) over time.
                                    The Series typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the Investment Manager's expectations.

                                 o The Acquiring Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

                                 o  Although the Acquiring Series primarily
                                    invests in securities issued by domestic
                                    companies, there is no limit in the amount
                                    that the Series may invest in securities
                                    issued by foreign companies.
----------------- -------------- ---------------------------------------------------------------------------------------------------
COMPARISON OF     SIMILAR RISKS  o  Under adverse or unstable market conditions, each Series' policies allow it to invest some or
PRINCIPAL RISKS                     all of its assets in cash, fixed-income securities, government bonds, money market securities or repurchase agreements for the purpose of avoiding losses, in which case each Series may be unable to pursue its investment objective during that time or benefit from any market upswings.

                                 o  Each Series also shares the following principal investment risks:
                                     o Equity Derivatives Risk
                                     o Growth Stocks Risk
                                     o Leverage Risk
                                     o Market Risk

                  -------------- ---------------------------------------------------------------------------------------------------
                  DIFFERENCES    o In addition to the above risks, the Acquiring
                  IN RISKS         Series is also subject to the following principal
                                   investment risks:

                                    o Active Trading Risk
                                    o Foreign Securities Risk
                                    o Interest Rate Risk
                                    o Investment in Investment Vehicles Risk
                                    o Smaller Companies Risk
                                    o Value Stocks Risk

                                 A summary description of each of these risks, as well as other principal investment risks associated with an investment in the Series, is provided below under "Principal Risks of Investing in the Series." In addition, Appendix
                                 B contains additional information regarding other investment strategies and risk considerations of the Series.

----------------- -------------- ---------------------------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE SERIES - The discussion below provides more information about the principal risks of investing in the Series. Each Series may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Series, but it does not mean that a Series is prohibited from investing its assets in securities or other assets that give rise to that risk. Please refer to Appendix B for information about additional investment techniques that the Series may utilize and related risks.

ACTIVE TRADING RISK -- Active trading will increase the costs a Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders and, as a result, may lower a Series' performance. It may also result in short-term capital gains, which may increase the amount of tax an investor pays on a Series' returns.

EQUITY DERIVATIVES RISK -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, lack of availability, counterparty risks, valuation risk and legal restrictions. In addition, when a Series sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Series had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. There is also the risk that a Series could lose more than the amount the Series invested in the derivates. These practices also entail transactional expenses and may cause a Series to realize higher amounts of short-term capital gains than if the Series had not engaged in such transactions.

FOREIGN SECURITIES RISK -- Investing in foreign investments, including investing in foreign securities through ADRs, involves certain special risks, including but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped markets.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

GROWTH STOCKS RISK -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

INVESTMENT IN INVESTMENT VEHICLES RISK -- Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies or other investment vehicles, including ETFs. Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500, but a Series may invest in other index-based investments designed to track other indexes or market sectors. To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or investment vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. The Series may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

LEVERAGE RISK -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the trans-actions that may give rise to this risk. Leverage can also arise through the use of derivates.

MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose a Series to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of a Series and the instruments in which a Series may invest, which may, in turn, affect the Series' ability to pursue its investment objective and the Series' performance.

OVERWEIGHTING RISK -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

TECHNOLOGY STOCKS RISK -- Companies in the rapidly changing field of technology often face unusually high price volatility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

VALUE STOCK RISK -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

COMPARISON OF FEES AND EXPENSES FOR THE SERIES
The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Series.

COMPARISON OF ANNUAL OPERATING EXPENSES - The current expenses of the Acquired and the Acquiring Series and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Expenses for the Series are based on the operating expenses incurred for the twelve month period ended June 30, 2009. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Series after giving effect to the proposed Reorganization as of June 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

----------------------------------------------------------------------------------------------
                                       ACQUIRED SERIES(1)  ACQUIRING SERIES    PRO FORMA
----------------------------------------------------------------------------------------------
Advisory Fees                                0.75%               0.75%           0.75%
----------------------------------------------------------------------------------------------
Other expenses                               0.29%               0.17%           0.17%
----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         1.04%               0.92%           0.92%
----------------------------------------------------------------------------------------------

---------------
(1) The Investment Manager's contractual agreement to waive 0.25% of its investment advisory fee for the Acquired Series will expire on April 30, 2010. Effective May 1, 2010, the Investment Manager has contractually agreed to cap the total annual expenses of the Acquired Series at 1.00% (excluding interest, taxes, extraordinary expenses, brokerage fees and commissions.

EXAMPLES - The example below is intended to help you compare the cost of investing in the Series and in the combined Series (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invest $10,000 in each Series and in the Acquiring Series after the Reorganization for the time periods indicated and redeemed your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that each Series' operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

-------------------------------------------------------------------------
                ACQUIRED SERIES    ACQUIRING SERIES       PRO FORMA
-------------------------------------------------------------------------
1 Year               $ 106               $ 94                $ 94
-------------------------------------------------------------------------
3 Years              $ 331               $ 293              $ 293
-------------------------------------------------------------------------
5 Years              $ 574               $ 509              $ 509
-------------------------------------------------------------------------
10 Years            $1,271              $1,131              $1,131
-------------------------------------------------------------------------

COMPARISON OF SERIES PERFORMANCE

PERFORMANCE OF THE SERIES - The charts and tables below provide some indication of the risks of investing in each Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual returns have compared to those of the S&P 500 Index, a broad-based securities market index. The tables also show how each Series' average annual total returns for the periods indicated compare to those of the S&P 500 Index. Fee waivers and/or reimbursements may have reduced expenses of the Series, and in the absence of such waivers and/or reimbursements, the performance would be reduced. The performance does not reflect fees and expenses associated with an investment in variable insurance products through which shares of each Series are purchased and, if such fees and expenses were reflected, the performance would be lower. As with all mutual funds, past performance is not a prediction of future results.

ACQUIRED SERIES - SERIES H (ENHANCED INDEX SERIES)(1)

HIGHEST AND LOWEST RETURNS
(Quarterly 2000-2009)
--------------------------------------------------------------------------------
HIGHEST QUARTER
Q2 ended June 30, 2009                    16.16%

LOWEST QUARTER
Q4 ended December 31, 2008               (22.70)%


[Bar Chart]
2000         (10.20)%
2001         (12.99)%
2002         (22.98)%
2003          27.78%
2004           9.85%
2005           5.04%
2006          15.55%
2007           0.99%
2008         (37.57)%
2009          26.65%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2009)

----------------------------------------------------------------------------------------------------------------------------
                                                                                 1 Year          5 Years        10 Years
----------------------------------------------------------------------------------------------------------------------------
Series H                                                                         26.65%          (0.62)%        (1.98)%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)             26.46%           0.42%         (0.95)%
----------------------------------------------------------------------------------------------------------------------------

1 NTI was engaged to provide investment advisory services to Series H effective May 1, 2003.

2 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
--------------------------------------------------------------------------------

ACQUIRING SERIES - SERIES A (EQUITY SERIES)

HIGHEST AND LOWEST RETURNS
(Quarterly 1999-2009)
--------------------------------------------------------------------------------
HIGHEST QUARTER
Q3 ended September 30, 2009               16.91%

LOWEST QUARTER
Q4 ended December 31, 2008               (21.97)%


[Bar chart]
2000         -12.76%
2001         -11.41%
2002         -24.10%
2003          21.74%
2004           7.77%
2005           4.33%
2006          12.89%
2007          -4.88%
2008         -37.40%
2009          29.84%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2009)

----------------------------------------------------------------------------------------------------------------------------
                                                                                 1 Year          5 Years        10 Years
----------------------------------------------------------------------------------------------------------------------------
Series A                                                                         29.84%          (1.86)%        (3.49)%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)             26.46%           0.42%         (0.95)%
----------------------------------------------------------------------------------------------------------------------------

1 The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.
--------------------------------------------------------------------------------

For additional information about the Acquiring Series' performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

ADDITIONAL INFORMATION ABOUT THE SERIES

INVESTMENT MANAGER- Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment manager to the Series. On December 31, 2009, the aggregate assets of all accounts under management of the Investment Manager were approximately $4.4 billion.

The Investment Manager has overall responsibility for the management of each Series pursuant to an investment advisory contract with the Series. The Investment Manager, subject to the control and supervision of the Board, furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Series, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of each Series. If the proposed Reorganization is approved by shareholders of the Acquired Series, the Acquiring Series will continue to pay the same advisory fee currently in place.

SUB-ADVISER OF THE ACQUIRED SERIES

The Investment Manager and the Series have received from the SEC an exemptive order for a multi manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers for the Series without the approval of shareholders. While the Investment Manager directly manages the Acquiring Series (without retaining any sub-adviser), the Investment Manager has engaged NTI, 50 South LaSalle Street, Chicago, Illinois 60603, to provide investment advisory services to the Acquired Series. The Investment Manager, and not the Acquired Series, is responsible for payment of sub-advisory fees to NTI. Shareholders should note that the Investment Manager could have an interest in the proposed Reorganization because, if the Reorganization is approved, it will no longer have to pay sub-advisory fees to NTI for its sub-advisory services to the Acquired Series.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of September 30, 2009, Northern Trust Corporation had approximately $610.5 billion in assets under management.

A discussion regarding the basis of the Board's approval of the Acquiring Series' investment advisory agreement and the basis of the Board's approval of the Acquired Series' investment advisory and sub-advisory agreements is available in the Series' annual report for the fiscal year ended December 31, 2008.

PORTFOLIO MANAGERS OF THE ACQUIRING SERIES

MARK A. MITCHELL, Portfolio Manager of the Investment Manager, has managed the Acquiring Series since February 2004 (co managing with Mark Bronzo since February 2008. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, U.S. Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

MARK P. BRONZO, Portfolio Manager of the Investment Manager, has been the co-manager of the Acquiring Series since February 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director and member of the Board of Managers of Nationwide Separate Accounts, LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA") and Chairman, President and Chief Executive Officer of Gartmore Mutual Funds II, Inc. From 1995 to 2003, he served as Senior Vice President, Managing Director, and Board member of GAMNA. Mr. Bronzo earned a Bachelor of Arts degree in Economics from Boston College and an MBA in Finance from New York University. He is a Chartered Financial Analyst charterholder.

PORTFOLIO MANAGER OF THE ACQUIRED SERIES

PETER C. STOURNARAS, Senior Vice President of NTI, has been manager of the Acquired Series since May 2008. He joined NTI in 2006 and is a quantitative equity senior portfolio manager and researcher. From 1998 to 2006, Mr. Stournaras was with Legg Mason/ Citigroup Asset Management where he was a director of quantitative analysis as well as a quantitative analyst and senior portfolio manager. Mr. Stournaras received a Bachelor of Science in management information systems from Rensselaer Polytechnic Institute and a Masters of Business Administration from Columbia Business School. Mr. Stournaras is a Chartered Financial Analyst charter-holder, a member of the Stamford Society of Investment Analysts and the Chicago Quantitative Alliance.

The Statement of Additional Information of the Series provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of shares of the Series.

ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL UNDERWRITER. The Investment Manager also serves as administrative agent and transfer agent to each Series. Security Distributors, Inc., One Security Benefit Place, Topeka, KS 66636-0001, and Rydex Distributors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serve as the principal underwriters/distributors of the Series. The Investment Manager, Security Distributors, Inc. and Rydex Distributors, Inc. are affiliates of each other.

FORM OF ORGANIZATION AND KEY DIFFERENCES IN SHAREHOLDER RIGHTS - Each Series is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by the Board, which currently consists of six directors. There are no key differences in the rights of shareholders of the Acquiring Series and the Acquired Series.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Series to the Acquiring Series solely in exchange for shares of the Acquiring Series. The Acquired Series will distribute the shares of the Acquiring Series received in the exchange to its shareholders, and then the Acquired Series will be liquidated.

After the Reorganization, each shareholder of the Acquired Series will own shares in the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by that shareholder as of the close of business on the business day preceding the Closing Date.

Until the Closing Date, shareholders of the Acquired Series will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by the Acquired Series for the redemption of Acquiring Series shares received by the shareholders in the Reorganization.

The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Series. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds.

The foregoing summarizes the material aspects of the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the form of the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Acquiring Series has shown a strong investment performance record over the past year, which was superior to the performance of the S&P 500 Index, its benchmark index, and the performance of the Acquired Series, over this same period. While both Series have the same investment advisory fee ratio, the Acquiring Series' annual operating ratio could be lower than that of the Acquired Series, effective May 1, 2010, based on a comparison of historical (gross) expense ratios. Furthermore, the Reorganization will create a larger Acquiring Series, which should benefit shareholders of each of the Series by spreading costs across a larger asset base and which would allow shareholders of the Acquired Series to continue to participate in a professionally managed portfolio. Also, a larger Acquiring Series may offer the potential benefits of a more diversified portfolio of securities and improve trading efficiency, and may eventually realize economies of scale and lower operating expenses. Also, it had been proposed in 2008 that the Acquired Series be reorganized into another series of SBL Fund, but because that series was closed to new investments, the reorganization never took place. Based upon these considerations, management of the Series has recommended the Reorganization.

The proposed Reorganization was presented to the Board for consideration and approval at the meeting held on January 21, 2010. The Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

BOARD CONSIDERATIONS -- The Board, in recommending the Reorganization, considered a number of factors, including the following:

1. the Reorganization would not dilute the interests of either Series' current shareholders;

2. over the three-, five- and ten-year periods, both the Acquired Series and the Acquiring Series trailed their S&P 500 Index benchmark and the Acquired Series outperformed the Acquiring Series. However, the Acquiring Series made certain changes to its investment strategies and management team in early 2008, and since then it has shown a relatively strong investment performance record, which was superior to the performance records of both the Acquired Series and the S&P 500 Index, while the Acquired Series' performance remains below expectations;

3. the similarities and differences between the investment objectives and strategies of the Acquired Series and the Acquiring Series;

4 expense ratios and information regarding fees and expenses of the Acquired Series and the Acquiring Series, which indicate that the current shareholders of the Acquired Series will incur the same investment advisory fee ratio and effective May 1, 2010, could potentially have a lower annual operating expense ratio as a result of the Reorganization;

5. the extent to which the combined Acquiring Series may realize increased investment opportunities and enhanced portfolio diversification and/or liquidity after the Reorganization;

6. benefits to Securities Investors, such as it would no longer have to make any sub-advisory fee payments to the Acquired Series' sub-adviser or waive any advisory fees for the Acquired Series as a result of the Reorganization;

7. the tax-free nature of the Reorganization to each Series and its shareholders; and

8. the Reorganization will allow shareholders of the Acquiring Series to continue to participate in a professionally managed portfolio;

The Board also considered the future potential benefits to the Acquiring Series in that its operating costs may be reduced if the Reorganization is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED SERIES APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Series, the Acquiring Series, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.

If the Reorganization Plan is approved by shareholders of the Acquired Series, then on or as soon as practicable before the Closing Date, the Acquired Series will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains. Insurance contract owners are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING Upon shareholders' approval of the Reorganization and prior to the Closing Date, the Investment Manager or NTI (or a portfolio transition manager specifically appointed to assist with the transition) may sell a portion of the Acquired Series' holdings to transition the Acquired Series' portfolio holdings to the Acquiring Series. The proceeds of such sales may be held in temporary investments or invested in assets that the Acquiring Series may hold or wish to hold. After the Closing Date, the Investment Manager may also sell Acquiring Series portfolio securities that were acquired from the Acquired Series, and the Acquiring Series may not be immediately fully invested in accordance with its long-term investment strategies. Both Series also may engage in a variety of transition management techniques to facilitate the portfolio transition process. During this transition period, the Acquired Series may not be pursuing its investment objective and strategies, and certain previous non-fundamental limitations on permissible investments and investment restrictions may not apply. Furthermore, sales and purchases of securities by the Series may be made at disadvantageous times, could result in increased transactional costs (all or part of which are ultimately borne by shareholders).

EXPENSES OF THE REORGANIZATION -- The Investment Manager and Acquired Series each will each bear one-half of the expenses relating to the Reorganization. The expenses of the Reorganization include, but are not limited to, expenses associated with preparation of the Acquiring Series' registration statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, proxy solicitation expenses, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting, which are estimated to be approximately $63,000.

CAPITALIZATION OF THE SERIES - The following table shows on an unaudited basis the capitalization of each Series as of June 30, 2009 and on a pro forma basis as of June 30, 2009, after giving effect to the Reorganization.

---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                 ACQUIRED SERIES           ACQUIRING SERIES             ADJUSTMENT                 PRO FORMA

---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets                   $40,949,069               $160,509,700                                        $201,458,769
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets Per Share         $7.19                     $16.26                                              $16.26
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Shares Outstanding           5,692,726                 9,873,224                 2,518,393                 12,391,617
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------

GENERAL INFORMATION

OTHER BUSINESS. The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

PROXY SOLICITATION. The Board is soliciting Acquired Series shareholders' proxies on behalf of SBL Fund. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about March 15, 2010, but proxies may also be solicited by telephone and/or in person by representatives of the Investment Manager or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The estimated cost of retaining The Altman Group is approximately $21,000.

As previously discussed, the costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Investment Manager and Acquired Series .

SHAREHOLDER VOTING. Shareholders of the Acquired Series who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. The number of shares of the Acquired Series as to which a shareholder's voting instruction may be given to SBL Fund is determined by dividing the amount of the shareholder's variable contract account value attributable to the Acquired Series on the Record Date by the net asset value per share of the Acquired Series as of the same date. Fractional votes will be counted. As of the Record Date, there were issued and outstanding [ ] shares of the Acquired Series.

The Insurance Companies who are known to have owned of record or beneficially 5% or more of each Series' outstanding shares as of the Record Date are set forth in Appendix D. As of the Record Date, SBL Fund's Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the each Series.

The Insurance Companies that use shares of the Acquired Series as funding media for their variable annuity contracts and variable life policies will vote shares of the Acquired Series held by their separate accounts in accordance with the instructions received from owners of the variable insurance contracts. An Insurance Company also will vote shares of the Acquired Series held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. As a result, a small number of owners of variable annuity contracts and variable life policies could determine the outcome of the vote if other owners fail to vote.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Acquired Series entitled to vote on the Record Date is required to constitute a quorum at the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, via Internet, by telephone, or in person by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of SBL Fund prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

VOTE REQUIRED. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Series.

EFFECT OF ABSTENTIONS. Abstentions are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present. Assuming the presence of a quorum, abstentions have the effect of a negative vote on the proposed Reorganization.

SHAREHOLDER REPORTS. Shareholders can find important information about the Series in the Annual Report for the fiscal year ended December 31, 2008 and the Semi-Annual Report for the six month period ended June 30, 2009. You may obtain a copy of the Series' Annual and Semi-Annual Reports without charge by writing to the Series at the address above or by calling the Series at 1-800-888-2461.

SHAREHOLDER PROPOSALS. As a general matter, SBL Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of SBL Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals that are not included herein and that may require a vote (such as proposals submitted on an untimely basis).

INFORMATION ABOUT THE SERIES. SBL Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors,
                                                                  /s/ Amy J. Lee
                                                                      Amy J. Lee
                                                                       Secretary
                                                                        SBL Fund

March 10, 2010
One Security Benefit Place
Topeka, Kansas 66636-0001

                      MORE INFORMATION REGARDING THE SERIES

Both the Acquired and Acquiring Series share the following policies:

PURCHASE AND REDEMPTION OF SHARES

Insurance Companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by SBL Fund or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange, Inc. (the "NYSE") is open (usually 3:00 p.m. Central
Time).

The Series offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Series do not accept cash or cash equivalents (such as traveler's checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashier's checks, or bank checks. The Series reserve the right to refuse other payment instruments if, in the sole discretion of management, it is deemed to be in the best interests of the Series. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

SBL Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

Each Series intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Series, the Series reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of a Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

REVENUE SHARING PAYMENTS -- Security Benefit Life Insurance Company ("SBL") and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or their shareholders, financial representatives who sell SBL's variable annuity products that invest in SBL Fund. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependent upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers made within the previous 12 months;

o     transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures may require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although SBL Fund reserves the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company's separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by SBL or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series' shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information of SBL Fund for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with SBL Fund's valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information of SBL Fund.

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of the Acquiring Series and the Acquired Series for the past five fiscal years and the first six months of 2009. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements included in the Series' annual report for the fiscal year ended December 31, 2008 that have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, 233 South Wacker Drive, Chicago, Illinois 60606 and from financial statements included in the Series' semi-annual report for the six month period ended June 30, 2009, which is unaudited. The annual and semi-annual reports are available upon request.

                  FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES

                                            SIX MONTHS                                                                YEAR ENDED
                                            ENDED JUNE                                                               DECEMBER 31,
                                            30, 2009(a)          2008           2007           2006           2005           2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value, beginning of period            $15.38         $24.57         $25.83         $22.88         $21.93         $20.37
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
     operations:

Net investment  income(b)                         0.07           0.14           0.14           0.11           0.16           0.18
Net gain (loss) on securities
     (realized and unrealized)                    0.81          (9.33)         (1.40)          2.84           0.79           1.40
                                        -----------------------------------------------------------------------------------------
Total from investment operations                  0.88          (9.19)         (1.26)          2.95           0.95           1.58
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:

Dividends from net investment income                 -              -              -              -              -          (0.02)
                                        -----------------------------------------------------------------------------------------
Total distributions                                  -              -              -              -              -          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.26         $15.38         $24.57         $25.83         $22.88         $21.93
                                        =========================================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                   5.72%        (37.40%)        (4.88%)        12.89%          4.33%          7.77%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                                    $160,510       $165,109       $328,995       $441,788       $466,931       $530,096
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment  income                            0.92%          0.66%          0.52%          0.33%          0.55%          0.81%
Total expenses(d)                                 0.93%          0.90%          0.89%          0.90%          0.89%          0.87%
Net expenses(e)                                   0.93%          0.90%          0.89%          0.90%          0.89%          0.87%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             77%           142%(f)         14%            26%            37%            27%

--------------------
(a) Unaudited figures for the six months ended June 30, 2009. Percentage amounts, except total return, have been annualized.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life
Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(d) Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

(e) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(f) Significant variation in the portfolio turnover rate is due to Investment
Manager's appointment of new portfolio manager for the Series.

                                       19

                  FINANCIAL HIGHLIGHTS FOR THE ACQUIRED SERIES

                                            SIX MONTHS                                                                YEAR ENDED
                                            ENDED JUNE                                                              DECEMBER 31,
                                            30, 2009(a)          2008           2007         2006(b)         2005           2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

Net asset value, beginning of period             $6.98         $11.18         $11.07          $9.58          $9.12          $8.31
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
     operations:

Net investment  income(c)                         0.06           0.15           0.14           0.03           0.11           0.11
Net gain (loss) on securities
     (realized and unrealized)                    0.15          (4.35)         (0.03)          1.46           0.35           0.71
                                        -----------------------------------------------------------------------------------------
Total from investment operations                  0.21          (4.20)          0.11           1.49           0.46           0.82
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:

Dividends from net investment income                 -              -              -              -              -          (0.01)
                                        -----------------------------------------------------------------------------------------
Total distributions                                  -              -              -              -              -          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $7.19          $6.98         $11.18         $11.07          $9.58          $9.12
                                        =========================================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(d)                                   3.01%        (37.57%)         0.99%         15.55%          5.04%          9.85%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                                     $40,949        $43,637        $83,529       $110,030        $40,101        $38,822
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment  income                            1.87%          1.60%          1.25%          1.23%          1.15%          1.32%
Total expenses(e)                                 1.06%          0.99%          0.94%          0.98%          1.04%          0.99%
Net expenses(f)                                   0.81%          0.74%          0.69%          0.73%          0.79%          0.74%
Net expenses prior to custodian
     earnings credits and net of
     expense waivers                              0.81%          0.74%          0.69%          0.73%          0.79%          0.74%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             89%           106%            89%           119%           106%            98%

--------------------
(a) Unaudited figures for the six months ended June 30, 2009. Percentage amounts, except total return, have been annualized.

(b) The financial highlights for Series H exclude the historical financial highlights for Series W. The assets of Series W were acquired by Series H on June 16, 2006. A total of $53,926,052 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series H received as a result of the merger.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(e) Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and earnings credits, as applicable.

(f) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

                       APPENDIX A - Plan of Reorganization

     THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this 21st day of January, 2010, by SBL Fund (the "Company") with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its series, Series H (Enhanced Index Series) and Series A (Equity Series).

     This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (each a "Reorganization") will consist of the transfer of all of the assets of SBL Fund, Series H (the "Acquired Series") to SBL Fund, Series A (the "Acquiring Series") in exchange solely for voting shares of the Acquiring Series (the "Acquiring Series Shares"); the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan.

     WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Series owns securities which generally are assets of the character in which the Acquiring Series is permitted to invest;

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction;

     NOW, THEREFORE, the Company, on behalf of the Acquired Series and the Acquiring Series separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED SERIES TO THE ACQUIRING SERIES IN EXCHANGE FOR THE ACQUIRING SERIES SHARES, THE ASSUMPTION OF ALL ACQUIRED SERIES LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED SERIES

     1.1. Subject to the requisite approvals of the shareholders of the Acquired Series and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefor: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3. The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1A-1

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Series will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series, although share certificates representing interests in shares of the Acquired Series will represent a number of the Acquiring Series Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Series will not issue certificates representing the Acquiring Series Shares in connection with such exchange.

     1.5. Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series' transfer agent. Shares of the Acquiring Series will be issued in the manner described in the Acquiring Series' then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

2.   VALUATION

     2.1. The value of the Acquired Series' assets to be acquired by the Acquiring Series hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

     2.2. The net asset value of an Acquiring Series Share shall be the net asset value per share computed as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation, the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

     2.3. The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' assets shall be determined by dividing the value of the net assets of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Series Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquiring Series' designated record keeping agent.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be April 23, 2010, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

     3.2. The Company shall direct the Custodian of the Acquired Series (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Series' portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Series within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Series as of the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Series shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (the "1940 Act"), as of the

          Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Series.

     3.3. Security Investors, LLC, as transfer agent for the Acquired Series (the "Transfer Agent"), shall deliver, on behalf of the Acquired Series, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

     3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Series or the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Series or the Acquired Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Company, on behalf of the Acquired Series, represents and warrants to the Acquiring Series as follows:

          (a) The Acquired Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933 ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Series will have good and marketable title to the Acquired Series' assets to be transferred to the Acquiring Series pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

          (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Series is a party or by which it is bound;

          (g) The Acquired Series has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The financial statements of the Acquired Series as of and for the year ended December 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on the balance sheet or in the notes thereto;

          (j) Since December 31, 2008, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series shares by shareholders of the Acquired Series shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date and has met the diversification and other requirements of
               Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

          (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph 3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;

          (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Series, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     4.2. The Company, on behalf of the Acquiring Series, represents and warrants to the Acquired Series as follows:

          (a) The Acquiring Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Series, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Series will have good and marketable title to the Acquiring Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Series has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Series is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The financial statements of the Acquiring Series as of and for the year ended December 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) present fairly, in all material respects, the financial condition of the Acquiring Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Series required to be reflected on the balance sheet or in the notes thereto;

          (i) Since December 31, 2008, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Series due to declines in market values of securities in the Acquiring Series' portfolio, the discharge of Acquiring Series liabilities, or the redemption of Acquiring Series Shares by shareholders of the Acquiring Series, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date and has met the diversification and other requirements of
               Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

          (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

          (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Series and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable by the Company;

          (o) The information to be furnished by the Acquiring Series for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to Company or the Acquiring Series, the registration statement relating to the Acquiring Series Shares issuable hereunder (the "Registration Statement"), and the proxy materials of the Acquired Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

     5.1. The Acquiring Series and the Acquired Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Series to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Series covenants that the Acquiring Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

     5.4. The Acquired Series will assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the beneficial ownership of the Acquired Series shares.

     5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Series and the Acquired Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

     5.6. As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

     5.7. The Acquiring Series and the Acquired Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

     5.8. The Acquired Series covenants that it will, from time to time, as and when reasonably requested by the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Series' title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

     5.9. The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

     The obligations of the Acquired Series to consummate the transactions provided for herein shall be subject, at the Acquired Series' election, to the performance by the Acquiring Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Series and the Company contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company and the Acquiring Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company and the Acquiring Series on or before the Closing Date; and

     6.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

     The obligations of the Acquiring Series to complete the transactions provided for herein shall be subject, at the Acquiring Series' election, to the performance by the Acquired Series of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company and the Acquired Series contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company and the Acquired Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company or the Acquired Series on or before the Closing Date;

     7.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.4. The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Series or the Acquiring Series, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization
     Plan:

     8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Series. Notwithstanding anything herein to the contrary, neither the Acquiring Series nor the Acquired Series may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1. The Acquiring Series represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquired Series and Investment Manager each will each bear one-half of the expenses relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.  AMENDMENTS

     This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Series pursuant to this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Series Shares to be issued to the Acquired Series Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

     13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

     13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

     13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Reorganization Plan to be approved on behalf of the Acquiring Series and the Acquired Series.

                                                     SBL FUND

                              BY:

                                   ---------------------------------------------
                              NAME:             RICHARD M. GOLDMAN
                              TITLE:                 PRESIDENT

       APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information of SBL Fund. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. A Series' portfolio managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a sub-adviser, if applicable, acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

To the extent authorized by law, each of the Series reserves the right to discontinue offering shares or cease operations at any time.

The following information describes some of the investments that may be made by the Series, as well as some of the management practices of the Series.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES AND WARRANTS -- The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks. At times, the Series may invest in asset-backed securities through "structured investment vehicles" (or "SIVs").

INITIAL PUBLIC OFFERING -- A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or relevant sub-adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals, ferrous and non-ferrous metals, gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in Hard Asset Securities.

GUARANTEED INVESTMENT CONTRACTS -- When investing in Guaranteed Investment Contracts ("GICs"), a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS -- The Series may utilize futures contracts and options on futures. The Series may also purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). If a Series sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Series. The selling of covered call options may tend to reduce the volatility of a Series because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Series' gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Series that wrote the option realizes a gain in the amount of the premium received. Those Series which invest in nodular denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by a Series may not be successful.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant sub-adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT VEHICLES -- A Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles.

BORROWING -- While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

STRUCTURED INVESTMENT VEHICLES -- The Series may invest in structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs often invest in asset-backed and mortgage-backed securities, which are subject to the risks described above. SIVs are often leveraged, and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

             APPENDIX C- PERFORMANCE UPDATE FOR THE ACQUIRING SERIES

SBL Fund                                                                Series A
Performance Summary                                              (Equity Series)
December 31, 2009

Series A vs. S&P 500 Index
Line Chart:
               SBL Fund, Series A
                   (Equity Series)   S&P 500 Index
                           $7,008           $9,090
12/99                  $10,000.00       $10,000.00
6/00                    $9,834.00        $9,958.00
12/00                   $8,724.00        $9,090.00
6/01                    $8,160.00        $8,481.00
12/01                   $7,728.00        $8,009.00
6/02                    $6,524.00        $6,955.00
12/02                   $5,866.00        $6,239.00
6/03                    $6,424.00        $6,973.00
12/03                   $7,137.00        $8,029.00
6/04                    $7,330.00        $8,305.00
12/04                   $7,696.00        $8,903.00
6/05                    $7,527.00        $8,831.00
12/05                   $8,029.00        $9,340.00
6/06                    $8,184.00        $9,593.00
12/06                   $9,064.00       $10,815.00
6/07                    $9,356.00       $11,568.00
12/07                   $8,622.00       $11,409.00
6/08                    $7,885.00       $10,050.00
12/08                   $5,397.00        $7,188.00
6/09                    $5,706.00        $7,415.00
12/09                   $7,008.00        $9,090.00



                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on (what date) and reflects the fees and expenses of Series A. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

AVERAGE ANNUAL RETURNS
------------------------------------------------------
PERIODS
ENDED
12-31-09     1 YEAR    5 YEARS    10 YEARS
------------------------------------------------------
Series A     29.84%    (1.86%)     (3.49%)

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
Consumer Discretionary                 9.71%

Consumer Staples                       8.90%

Energy                                11.72%

Financials                            11.13%

Health Care                           11.44%

Industrials                           17.95%

Information Technology                20.93%

Materials                              4.68%

Utilities                              2.14%

Cash & Other Assets, Less Liabilities  1.40%

Total net assets                     100.00%

                       APPENDIX D - OWNERSHIP INFORMATION

As of the Record Date, to the knowledge of each Series, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the Series' outstanding shares are set forth below:

SERIES H (ENHANCED INDEX SERIES)

---------------------------------------------- ------------------------- ------------------------ ----------------------------------
NAME AND ADDRESS OF SHAREHOLDER                   TYPE OF OWNERSHIP       PERCENTAGE OF SERIES      PERCENTAGE OF COMBINED SERIES
                                                                                                      AFTER THE REORGANIZATION*
---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

SERIES A (EQUITY SERIES)

---------------------------------------------- ------------------------- ------------------------ ----------------------------------
NAME AND ADDRESS OF SHAREHOLDER                   TYPE OF OWNERSHIP       PERCENTAGE OF SERIES      PERCENTAGE OF COMBINED SERIES
                                                                                                      AFTER THE REORGANIZATION*
---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------------------------------------- ------------------------- ------------------------ ----------------------------------

-----------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Series on the date of consummation of the Reorganization is the same as on the Record Date.

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  APRIL 9, 2010

The undersigned hereby appoint(s) Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series") which the undersigned is entitled to vote at the Special Meeting of SBL Fund shareholders to be held at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636, April 9, 2010 at 1:00 p.m. (Central Time) and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                   SBL FUND, SERIES H (ENHANCED INDEX SERIES)
                             (the "Acquired Series")
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 9, 2010

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below:

         To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by SBL Fund, Series A (Equity Series) (the "Acquiring Series") solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series.

           FOR                    AGAINST                ABSTAIN

           | |                      | |                    | |

                                                     PLEASE VOTE BY CHECKING |X|
                                                     THE APPROPRIATE BOX AS
                                                     IN THIS EXAMPLE

Signature: _______________________  Signature (if held jointly): _______________

Date: ___________________________   Date: ______________________________________


This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Series. The Board of Directors of SBL Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

Online                    1.   Click on www.myproxyonline.com.
                          2.   Enter the 12 digit control number.
                          3.   Follow the instructions on the Web site.
                          4.   Once you have voted, you do not need to mail your
                               proxy card.

By Phone                  1.   Call toll-free 1-866-530-8635.
                          2.   Enter the 12 digit control number.
                          3.   Follow the recorded instructions.
                          4.   Once you have voted, you do not need to mail
                               your proxy card

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person                 The Shareholder Meeting will take place April 9, 2010,
                          at 1:00 p.m. (Central Time), at the office of SBL
                          Fund, located at One Security Benefit Place, Topeka,
                          Kansas 66636.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------



                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-800-361-2782 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY

                                     PART B

                                    SBL FUND

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 10, 2010

--------------------------------------------------------------------------------


Acquisition of the Assets and Liabilities of: By and in Exchange for Shares of:
SBL Fund, Series H (Enhanced Index Series)    SBL Fund, Series A (Equity Series)
One Security Benefit Place                    One Security Benefit Place
Topeka, Kansas 66636-0001                     Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of SBL Fund, Series H in connection with a proposed transaction whereby all of the assets and liabilities of SBL Fund, Series H will be transferred to SBL Fund, Series A in exchange for shares of SBL Fund, Series A.

This Statement of Additional Information of SBL Fund, Series A consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

          1. The Statement of Additional Information for SBL Fund dated May 1, 2009 (File No. 002-59353); and

          2. The Financial Statements of SBL Fund, Series H and SBL Fund, Series A as included in SBL Fund's Annual Report filed for the fiscal year ended December 31, 2008 and Semi-Annual Report for the fiscal period ended June 30, 2009 (File No. 811-02753).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 10, 2010 relating to the reorganization of SBL Fund, Series H may be obtained, without charge, by writing to Security Investors, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of SBL Fund, Series H (Enhanced Index Series) will be transferred to SBL Fund, Series A (Equity Series), in exchange for shares of SBL Fund, Series A, shown below are financial statements for each Series and Pro Forma Financial Statements for the combined Series, assuming the Reorganization is consummated, as of June 30, 2009. The first table presents Statements of Assets and Liabilities for each Series and estimated pro forma figures for the combined Series. The second table presents Statements of Operations for each Series and estimated pro forma figures for the combined Series. The third table presents Schedule of Investments for each Series and estimated pro forma figures for the combined Series. The tables are followed by Notes to the Pro Forma Financial Statements.

                                                                SBL FUND,        SBL FUND,
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)      SERIES H          SERIES A
JUNE 30, 2009                                               (ENHANCED INDEX   (EQUITY SERIES)      ADJUSTMENTS        PRO FORMA
                                                                SERIES)
---------------------------------------------------------- ------------------ ----------------- ----------------- ----------------
Assets:
Investments, at value(1).................................   $ 39,966,431       $ 157,778,092     $          -      $ 197,744,523
Cash......................................... ...........        937,794           2,482,893                -          3,420,687
Receivables:
      Fund shares sold................................            53,666             144,849                -            198,515
     Securities sold.....................................              -           2,980,110                -          2,980,110

Dividends................................................         55,495             220,276                -            275,771
Prepaid expenses ........................................          1,693               2,731                -              4,424
                                                           ------------------ ----------------- ----------------- ----------------
Total assets.............................................     41,015,079         163,608,951                -        204,624,030
                                                           ------------------ ----------------- ----------------- ----------------

Liabilities:
Payable for:
     Securities purchased................................              -           2,810,879                -          2,810,879
     Fund shares redeemed................................         17,935              81,632                -             99,567
     Variation margin on futures.........................          8,152                   -                -              8,152
      Management fees....................................         17,054             101,896                -            118,950
     Administration fees.................................          4,740              13,028                -             17,768
     Custodian fees......................................              -                 391                -                391
     Transfer agent/maintenance fees.....................          2,083               2,083                -              4,166
     Director's fees.....................................            577               9,691                -             10,268
     Professional fees...................................         10,327              31,589                -             41,916
     Other...............................................          5,142              48,062                -             53,204
                                                           ------------------ ----------------- ----------------- -----------------
Total liabilities........................................         66,010           3,099,251                -          3,165,261
                                                           ------------------ ----------------- ----------------- ----------------
Net Assets...............................................   $ 40,949,069       $ 160,509,700     $          -      $ 201,458,769
                                                           ================== ================= ================= ================

Net assets consist of:
Paid in capital..........................................   $ 65,644,624        $239,542,425     $          -      $ 305,187,049
Accumulated undistributed net investment income (loss)...      1,356,909           2,373,162                -          3,730,071
Accumulated undistributed net realized gain (loss)
     on sale of investments .............................    (21,009,121)        (55,930,196)               -        (76,939,317)
Net unrealized appreciation (depreciation)
     in value of investments ............................     (5,043,343)        (25,475,691)               -        (30,519,034)
                                                           ------------------ ----------------- ----------------- ----------------
Net Assets   ............................................   $ 40,949,069       $ 160,509,700                       $ 201,458,769
                                                           ================== ================= ================= ================

Capital shares outstanding
     (unlimited number of shares authorized).............      5,692,726           9,873,224        2,518,393         12,391,617
Net asset value per share
                                                           ------------------ ----------------- ----------------- ----------------
     (net assets divided by shares outstanding)                    $7.19              $16.26                              $16.26
                                                           ================== ================= ================= ================

(1) Investments, at cost.................................   $ 44,983,922       $ 183,253,783                -      $ 228,237,705

                                                               SBL FUND,         SBL FUND,
                                                               SERIES H          SERIES A
STATEMENT OF OPERATIONS (UNAUDITED)                         (ENHANCED INDEX   (EQUITY SERIES)      ADJUSTMENTS        PRO FORMA
FOR THE SIX MONTHS ENDED JUNE 30, 2009                          SERIES)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends................................................   $    518,218       $   1,424,113     $          -      $  1,942,331
Interest.................................................            444               3,111                -             3,555
                                                          --------------------------------------------------------------------------
     Total investment

income.......................................                    518,662           1,427,224                -         1,945,886
                                                          --------------------------------------------------------------------------

EXPENSES:
     Management fees.....................................        145,336             577,829                            723,165
     Custodian fees......................................          4,798               3,312                              8,110
     Transfer agent/maintenance fees.....................         12,590              12,652         (12,590)(2)         12,652
     Administration fees.................................         21,264              73,317                             94,581
     Directors' fees.....................................          1,967               9,833                             11,800
     Professional fees...................................         13,112              19,288          (9,532)(2)         22,868
     Reports to shareholders.............................          4,060              17,643                             21,703
     Other expenses......................................          1,521               5,898                              7,419
                                                          --------------------------------------------------------------------------
     Total expenses......................................        204,648             719,772          (22,122)          902,298
     Less:  Expenses waived..............................        (48,445)                  -           48,445(1)              -
                                                          --------------------------------------------------------------------------
      Net expenses ......................................        156,203             719,772           26,323           902,298
                                                          --------------------------------------------------------------------------
      Net investment income (loss).......................        362,459             707,452         (26,323)         1,043,588
                                                          --------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
     Investments.........................................     (7,114,395)        (26,452,122)                       (33,566,517)
     Futures.............................................         83,287                   -                             83,287
     Options written.....................................              -               7,098                              7,098
                                                          --------------------------------------------------------------------------
     Net realized gain(loss).............................     (7,031,108)        (26,445,024)               -       (33,476,132)
                                                          --------------------------------------------------------------------------

Net unrealized appreciation (depreciation) during the
period on:
     Investments.........................................      7,626,325          33,738,564                -        41,364,889
     Futures.............................................        (44,049)                  -                -           (44,049)
                                                          --------------------------------------------------------------------------
     Net unrealized appreciation (depreciation)..........      7,582,276          33,738,564                -        41,320,840
                                                          --------------------------------------------------------------------------
     Net gain(loss)......................................        551,168            7,293,540               -         7,844,708
                                                          --------------------------------------------------------------------------
     Net increase (decrease) in net assets
         resulting from operations.......................   $    913,627       $   8,000,992     $    (26,323)    $   8,888,296
                                                          ==========================================================================

1 Based on contract in effect for the surviving fund

2 Decrease due to the elimination of duplicative expenses achieved by merging the funds

                                    PRO FORMA
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2009
                                    UNAUDITED

    NUMBER         NUMBER        NUMBER
   OF SHARES      OF SHARES     OF SHARES                                                VALUE         VALUE           VALUE
   SBL FUND       SBL FUND        TOTAL                                                SBL FUND       SBL FUND            TOTAL
   SERIES H       SERIES A                                                              SERIES H      SERIES A
  (ENHANCED       (EQUITY                                                              (ENHANCED      (EQUITY
 INDEX SERIES)     SERIES)                                                            INDEX SERIES)    SERIES)
------------------------------------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS - 96.4%
                                             ADVERTISING - 1.4%
                                                                                      $   60,312  $           -          60,312
      11,943             -        11,943     Interpublic Group of Companies, Inc. *
       5,935        81,000        86,935     Omnicom Group, Inc.                         187,427      2,557,980       2,745,407
                                                                                      ----------------------------------------------
                                                                                         247,739      2,557,980       2,805,719
                                                                                      ----------------------------------------------
                                             AEROSPACE & DEFENSE - 5.2%

         872             -           872     Boeing Company                               37,060              -          37,060
       4,337             -         4,337     General Dynamics Corporation                240,225              -         240,225
           -        51,260        51,260     Goodrich Corporation                              -      2,561,462       2,561,462
       2,990        78,565        81,555     Honeywell International, Inc.                93,886      2,466,941       2,560,827
       1,921        49,590        51,511     ITT Corporation                              85,485      2,206,755       2,292,240
         727             -           727     L-3 Communications Holdings, Inc.            50,439              -          50,439
       1,192             -         1,192     Lockheed Martin Corporation                  96,135              -          96,135
       4,617             -         4,617     Northrop Grumman Corporation                210,905              -         210,905
       5,128             -         5,128     Raytheon Company                            227,837              -         227,837
       2,994        39,400        42,394     United Technologies Corporation             155,568      2,047,224       2,202,792
                                                                                      ----------------------------------------------
                                                                                       1,197,540      9,282,382      10,479,922
                                                                                      ----------------------------------------------

                                             AGRICULTURAL PRODUCTS - 0.1%

       8,778             -         8,778     Archer-Daniels-Midland Company              234,987              -         234,987
                                                                                      ----------------------------------------------

                                             AIR FREIGHT & LOGISTICS - 1.7%
       1,716             -         1,716     CH Robinson Worldwide, Inc.                  89,489              -          89,489
       1,919        51,300        53,219     FedEx Corporation                           106,735      2,853,306       2,960,041
       5,095             -         5,095     United Parcel Services, Inc. (Cl.B)         254,699              -         254,699
                                                                                      ----------------------------------------------
                                                                                         450,923      2,853,306       3,304,229
                                                                                      ----------------------------------------------

                                             APPAREL RETAIL - 0.2%
      10,776             -        10,776     Gap, Inc.                                   176,726              -         176,726
      10,411             -        10,411     Ltd. Brands, Inc.                           124,620              -         124,620
                                                                                       ---------------------------------------------
                                                                                         301,346              -         301,346
                                                                                      ----------------------------------------------

                                             APPAREL, ACCESSORIES & LUXURY GOODS -  0.1%
       1,620             -         1,620     V.F. Corporation                             89,667              -          89,667
                                                                                      ----------------------------------------------

                                             APPLICATION SOFTWARE - 0.0%
       1,459             -         1,459     Adobe Systems, Inc. *                        41,290              -          41,290
                                                                                      ----------------------------------------------

                                             ASSET MANAGEMENT & CUSTODY BANKS - 0.2%
       5,003             -         5,003     Ameriprise Financial, Inc.                  121,423              -         121,423
       3,798             -         3,798     Bank of New York Mellon Corporation         111,319              -         111,319
         221             -           221     Invesco, Ltd.                                 3,938              -           3,938
       2,708             -         2,708     State Street Corporation                    127,818              -         127,818
                                                                                      ----------------------------------------------

                                       4

                                                                                         364,498              -         364,498
                                                                                      ----------------------------------------------

                                             AUTO PARTS & EQUIPMENT - 0.0%
         508             -           508     Johnson Controls, Inc.                       11,034              -          11,034
                                                                                      ----------------------------------------------

                                             AUTOMOBILE MANUFACTURERS - 0.1%
      14,598             -        14,598     Ford Motor Company *                         88,610              -          88,610
                                                                                      ----------------------------------------------

                                             BIOTECHNOLOGY - 0.3%
       7,753             -         7,753     Amgen, Inc. *                               410,444              -         410,444
       2,307             -         2,307     Biogen Idec, Inc. *                         104,161              -         104,161
       3,401             -         3,401     Gilead Sciences, Inc. *                     159,303                        159,303
                                                                                       ---------------------------------------------
                                                                                         673,908              -         673,908
                                                                                      ----------------------------------------------

                                             BROADCASTING - 0.2%
       6,996        49,700        56,696     CBS Corporation (Cl.B)                       48,412        345,415         393,827
                                                                                      ----------------------------------------------

                                             BUILDING PRODUCTS - 0.8%
       6,127             -         6,127     Masco Corporation                            58,697              -          58,697
           -       161,000       161,000     USG Corporation *                                 -      1,621,270       1,621,270
                                                                                      ----------------------------------------------
                                                                                          58,697      1,621,270       1,679,967
                                                                                      ----------------------------------------------

                                             CABLE & SATELLITE - 0.1%
      12,415             -        12,415     Comcast Corporation                         179,893              -         179,893
                                                                                      ----------------------------------------------

                                             COAL & CONSUMABLE FUELS - 1.2%
         533        77,850        78,383     Peabody Energy Corporation                   16,075      2,347,956       2,364,031
                                                                                      ----------------------------------------------

                                             COMMERCIAL PRINTING - 0.0%
       4,453           -  -        4,453     RR Donnelley & Sons Company                  51,744              -          51,744
                                                                                      ----------------------------------------------

                                             COMMUNICATIONS EQUIPMENT - 2.3%
      31,659             -        31,659     Cisco Systems, Inc.*                        590,124              -         590,124
      20,542             -        20,542     Motorola, Inc.                              136,193              -         136,193
       5,034        78,465        83,499     Qualcomm, Inc.                              227,537      3,546,618       3,774,155
      27,253             -        27,253     Tellabs, Inc. *                             156,160              -         156,160
                                                                                      ----------------------------------------------
                                                                                       1,110,014      3,546,618       4,656,632
                                                                                      ----------------------------------------------

                                             COMPUTER & ELECTRONICS RETAIL - 0.1%
       2,470             -         2,470     Best Buy Company, Inc.                       82,720              -          82,720
       1,948             -         1,948     GameStop Corporation *                       42,875              -          42,875
       8,808             -         8,808     RadioShack Corporation                      122,960              -         122,960
                                                                                      ----------------------------------------------
                                                                                         248,555              -         248,555
                                                                                      ----------------------------------------------

                                             COMPUTER HARDWARE - 3.6%
       3,625        23,110        26,735     Apple, Inc. *                               516,309      3,291,556       3,807,865
      16,723             -        16,723     Dell, Inc. *                                229,607              -         229,607
      14,194        47,900        62,094     Hewlett-Packard Company                     548,597      1,851,335       2,399,932
       8,023             -         8,023     International Business Machines Corporation 837,761              -         837,761
         907             -           907     Sun Microsystems, Inc. *                      8,363              -           8,363
                                                                                       ---------------------------------------------
                                                                                       2,140,637      5,142,891       7,283,528
                                                                                       ---------------------------------------------

                                             COMPUTER STORAGE & PERIPHERALS - 0.1%
      13,461             -        13,461     EMC Corporation *                           176,339              -         176,339
       3,047             -         3,047     Qlogic Corporation *                         38,636              -          38,636
         859             -           859     SanDisk Corporation *                        12,619              -          12,619
                                                                                      ----------------------------------------------

                                       5

                                                                                         227,594              -         227,594
                                                                                      ----------------------------------------------

                                             CONSTRUCTION & ENGINEERING - 0.1%
       2,855             -         2,855     Fluor Corporation                           146,433              -         146,433
         162             -           162     Jacobs Engineering Group, Inc. *              6,819              -           6,819
                                                                                      ----------------------------------------------
                                                                                         153,252              -         153,252
                                                                                      ----------------------------------------------

                                             CONSTRUCTION MATERIALS - 0.2%
           -         7,900         7,900     Vulcan Materials Company                          -        340,490         340,490
                                                                                      ----------------------------------------------

                                             CONSUMER FINANCE - 0.2%
       5,573             -         5,573     American Express Company                    129,516              -         129,516
       1,952             -         1,952     Capital One Financial Corporation            42,710              -          42,710
           -       161,243       161,243     First Marblehead Corporation *                    -        325,711         325,711
                                                                                      ----------------------------------------------
                                                                                         172,226        325,711         497,937
                                                                                      ----------------------------------------------

                                             DATA PROCESSING & OUTSOURCED SERVICES - 2.1%
         801             -           801     Affiliated Computer Services, Inc. *         35,580              -          35,580
       1,200             -         1,200     Automatic  Data Processing, Inc.             42,528              -          42,528
       4,047             -         4,047     Computer Sciences Corporation*              179,283              -         179,283
       1,741             -         1,741     Convergys Corporation *                      16,156              -          16,156
                                             Fidelity National Information Services,
       6,627             -         6,627         Inc.                                    132,275              -         132,275
       1,349       231,100       232,449     Western Union Company                        22,124      3,790,040       3,812,164
                                                                                      ----------------------------------------------
                                                                                         427,946      3,790,040       4,217,986
                                                                                      ----------------------------------------------

                                             DEPARTMENT STORES - 2.5%
       1,334        83,900        85,234     JC Penney Company, Inc.                      38,299      2,408,769       2,447,068
           -        55,550        55,550     Kohl's Corporation *                              -      2,374,763       2,374,763
       3,181             -         3,181     Macy's, Inc.                                 37,409              -          37,409
       1,912             -         1,912     Sears Holdings Corporation *                127,186              -         127,186
                                                                                      ----------------------------------------------
                                                                                         202,894      4,783,532       4,986,426
                                                                                      ----------------------------------------------

                                             DISTRIBUTORS - 0.0%
       2,117             -         2,117     Genuine Parts Company                        71,047              -          71,047
                                                                                      ----------------------------------------------

                                             DIVERSIFIED BANKS - 1.9%
       6,674        85,875        92,549     U.S. Bancorp                                119,598      1,538,880       1,658,478
      24,801        66,564        91,365     Wells Fargo & Company                       601,672      1,614,843       2,216,515
                                                                                      ----------------------------------------------
                                                                                         721,270      3,153,723       3,874,993
                                                                                      ----------------------------------------------

                                             DIVERSIFIED CHEMICALS - 0.6%
      10,352        52,500        62,852     Dow Chemical Company                        167,081        847,350       1,014,431
       1,892             -         1,892     E.I. Du Pont de Nemours & Company            48,473              -          48,473
         115             -           115     Eastman Chemical Company                      4,359              -           4,359
       3,964             -         3,964     PPG Industries, Inc.                        174,019              -         174,019
                                                                                      ----------------------------------------------
                                                                                         393,932        847,350       1,241,282
                                                                                      ----------------------------------------------

                                             DIVERSIFIED METALS & MINING - 0.1%
       2,141             -         2,141     Freeport McMoRan Copper & Gold, Inc. (Cl.B) 107,286              -         107,286
                                                                                    ------------------------------------------------

                                             DIVERSIFIED SUPPORT SERVICES - 0.0%
       2,968             -         2,968     Cintas Corporation                           67,789             -          67,789
                                                                                      ----------------------------------------------

                                             DRUG RETAIL - 2.9%
      10,970       170,730       181,700     CVS Caremark Corporation                    349,614      5,441,165       5,790,779

                                       6

         780             -           780     Walgreen Company                             22,932              -          22,932
                                                                                     -----------------------------------------------
                                                                                         372,546      5,441,165       5,813,711
                                                                                      ----------------------------------------------

                                             EDUCATION SERVICES - 0.0%
         156             -           156     Apollo Group, Inc, *                         11,095              -          11,095
                                                                                    ------------------------------------------------

                                             ELECTRIC UTILITIES - 1.7%
           -           648           648     American Electric Power Company, Inc.             -         18,721          18,721
       8,432             -         8,432     Duke Energy Corporation                     123,023              -         123,023
       4,550        86,300        90,850     Edison International                        143,142      2,714,998       2,858,140
       1,821             -         1,821     Entergy Corporation                         141,164              -         141,164
         892             -           892     Exelon Corporation                           45,679              -          45,679
       1,716             -         1,716     FirstEnergy Corporation                      66,495              -          66,495
         117             -           117     FPL Group, Inc.                               6,653              -           6,653
       8,686             -         8,686     Pepco Holdings, Inc.                        116,740              -         116,740
       4,012             -         4,012     Pinnacle West Capital Corporation           120,962              -         120,962
                                                                                      ----------------------------------------------
                                                                                         763,858      2,733,719       3,497,577
                                                                                      ----------------------------------------------

                                             ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
       4,494             -         4,494     Cooper Industries, Ltd.                     139,539              -         139,539
       6,444        77,560        84,004     Emerson Electric Company                    208,785      2,512,944       2,721,729
         239             -           239     Rockwell Automation, Inc.                     7,677              -           7,677
                                                                                      ----------------------------------------------
           -                                                                             356,001       2,512,944       2,868,945
                                                                                      ----------------------------------------------

                                             ELECTRONIC COMPONENTS - 1.1%
         810       137,330       138,140     Corning, Inc.                                13,009       2,205,520       2,218,529
                                                                                       ---------------------------------------------

                                             ELECTRONIC MANUFACTURING SERVICES - 0.8%
       1,262             -         1,262     Jabil Circuit, Inc,                           9,364              -           9,364
           -        85,200        85,200     Tyco Electronics, Ltd. *                          -      1,583,868       1,583,868
                                                                                       ---------------------------------------------
                                                                                           9,364      1,583,868       1,593,232
                                                                                       ---------------------------------------------

                                             FERTILIZERS & AGRICULTURAL CHEMICALS - 1.1%
         240             -           240     CF Industries Holdings, Inc.                 17,794              -          17,794
       1,039        29,025        30,064     Monsanto Company                             77,239      2,157,719       2,234,958
                                                                                      ----------------------------------------------
                                                                                          95,033      2,157,719       2,252,752
                                                                                      ----------------------------------------------

                                             FOOD DISTRIBUTORS - 0.1%
       6,637             -         6,637     SYSCO Corporation                           149,200              -         149,200
                                                                                      ----------------------------------------------

                                             FOOD RETAIL - 0.1%
       3,221             -         3,221     Kroger Company                               71,023              -          71,023
       3,316             -         3,316     Safeway, Inc.                                67,547              -          67,547
                                                                                      ----------------------------------------------
                                                                                         138,570              -         138,570
                                                                                      ----------------------------------------------
                                             FOOTWEAR - 0.8%
           -        31,100        31,100     Nike, Inc. (Cl.B)                                 -      1,610,358       1,610,358
                                                                                      ----------------------------------------------

                                             GENERAL MERCHANDISE STORES - 1.2%
         571             -           571     Big Lots, Inc. *                             12,008              -          12,008
       1,336             -         1,336     Family Dollar Stores, Inc.                   37,809              -          37,809
         423        60,200        60,623     Target Corporation                           16,696      2,376,094       2,392,790
                                                                                      ----------------------------------------------
                                                                                          66,513      2,376,094       2,442,607
                                                                                      ----------------------------------------------

                                             GOLD - 0.0%
         693             -           693     Newmont Mining Corporation                   28,323              -          28,323
                                                                                      ----------------------------------------------

                                       7


                                             HEALTH CARE DISTRIBUTORS - 0.1%
       7,704             -         7,704     AmerisourceBergen Corporation               136,669              -         136,669
         981             -           981     McKesson Corporation                         43,164              -          43,164
                                                                                      ----------------------------------------------
                                                                                         179,833              -         179,833
                                                                                      ----------------------------------------------

                                             HEALTH CARE EQUIPMENT - 2.0%
       2,708             -         2,708     Baxter International, Inc.                  143,416              -         143,416
       1,671             -         1,671     Becton Dickinson & Company                  119,159              -         119,159
         819             -           819     Boston Scientific Corporation *               8,305              -           8,305
          11             -            11     CR Bard, Inc.                                   819              -             819
           -        35,900        35,900     Covidien plc                                      -      1,344,096       1,344,096
       2,302        48,400        50,702     Hospira, Inc. *                              88,673      1,864,368       1,953,041
       9,003             -         9,003     Medtronic, Inc.                             314,114              -         314,114
       1,444             -         1,444     Stryker Corporation                          57,385              -          57,385
                                                                                      ----------------------------------------------
                                                                                         731,871      3,208,464       3,940,335
                                                                                      ----------------------------------------------

                                             HEALTH CARE SERVICES - 1.0%
         390             -           390     Express Scripts, Inc. *                      26,813              -          26,813
       3,255        39,700        42,955     Medco Health Solutions, Inc. *              148,460      1,810,717       1,959,177
                                                                                      ----------------------------------------------
                                                                                         175,273      1,810,717       1,985,990
                                                                                      ----------------------------------------------

                                             HEALTH CARE TECHNOLOGY - 0.0%
       1,998             -         1,998     IMS Health, Inc.                             25,375              -          25,375
                                                                                      ----------------------------------------------

                                             HOME ENTERTAINMENT SOFTWARE - 1.5%
           -       245,880       245,880     Activision Blizzard, Inc. *                       -      3,105,464       3,105,464
                                                                                      ----------------------------------------------

                                             HOME IMPROVEMENT RETAIL - 1.3%
      12,951             -       130,451     Home Depot, Inc.                            306,032              -       2,586,707
       1,643       117,500         1,643     Lowe's Companies, Inc.                       31,891      2,280,675          31,891
                                                                                      ----------------------------------------------
                                                                                         337,923      2,280,675       2,618,598
                                                                                      ----------------------------------------------

                                             HOMEBUILDING - 0.1%
         608             -           608     Centex Corporation                            5,144              -           5,144
       5,710             -         5,710     DR Horton, Inc.                              53,446              -          53,446
       2,286             -         2,286     Lennar Corporation                           22,151              -          22,151
       5,870             -         5,870     Pulte Homes, Inc.                            51,832              -          51,832
                                                                                      ----------------------------------------------
                                                                                         132,573              -         132,573
                                                                                      ----------------------------------------------

                                             HOTELS, RESORTS & CRUISE LINES - 0.0%
         383             -           383     Carnival Corporation                          9,870              -           9,870
       1,360             -         1,360     Marriott International, Inc.                 30,015              -          30,015
         273             -           273     Wyndham Worldwide Corporation                 3,309              -           3,309
                                                                                      ----------------------------------------------
                                                                                          43,194              -          43,194
                                                                                      ----------------------------------------------

                                             HOUSEHOLD APPLIANCES - 0.0%
         779             -           779     Black & Decker Corporation                   22,326              -          22,326
         148             -           148     Whirlpool Corporation                         6,299              -           6,299
                                                                                      ----------------------------------------------
                                                                                          28,625              -          28,625
                                                                                      ----------------------------------------------

                                             HOUSEHOLD PRODUCTS - 0.5%
       1,035             -         1,035     Clorox Company                               57,784              -          57,784
         268             -           268     Colgate-Palmolive Company                    18,958              -          18,958
       4,782             -         4,782     Kimberly-Clark Corporation                  250,720              -         250,720
      14,508             -        14,508     Procter & Gamble Company                    741,360              -         741,360
                                                                                      ----------------------------------------------
                                                                                       1,068,822              -       1,068,822
                                                                                      ----------------------------------------------

                                       8


                                           HUMAN RESOURCES & EMPLOYMENT SERVICES - 0.0%
        1,306              -         1,306 Robert Half International, Inc.              30,848              -          30,848
                                                                                      ----------------------------------------------

                                           HYPERMARKETS & SUPER CENTERS - 2.5%
            -         45,100        45,100 Costco Wholesale Corporation                      -      2,061,070       2,061,070
       13,931         47,800        61,731 Wal-Mart Stores, Inc.                       674,818      2,315,432       2,990,250
                                                                                      ----------------------------------------------
                                                                                         674,818      4,376,502       5,051,320
                                                                                      ----------------------------------------------

                                           INDEPENDENT POWER PRODUCERS & ENERGY
                                           TRADERS - 0.6%
        4,647              -         4,647 Constellation Energy Group, Inc.              123,517              -         123,517
            -         41,600        41,600 NRG Energy, Inc.*                                   -      1,079,936       1,079,936
                                                                                      ----------------------------------------------
                                                                                         123,517      1,079,936       1,203,453
                                                                                      ----------------------------------------------

                                           INDUSTRIAL CONGLOMERATES - 2.5%
        5,833              -         5,833 3M Company                                    350,563              -         350,563
       50,288        143,400       193,688 General Electric Company                      589,375      1,680,648       2,270,023
            -        117,000       117,000 McDermott International, Inc. *                     -      2,376,270       2,376,270
                                                                                      ----------------------------------------------
                                                                                         939,938      4,056,918       4,996,856
                                                                                      ----------------------------------------------

                                           INDUSTRIAL GASES - 1.2%
            -         37,580        37,580 Air Products & Chemicals, Inc.                      -      2,427,292       2,427,292
                                                                                      ----------------------------------------------

                                           INDUSTRIAL MACHINERY - 0.8%
        5,152              -         5,152 Dover Corporation                             170,480              -               -
          788              -           788 Eaton Corporation                              35,153              -               -
        4,526              -         4,526 Illinois Tool Works, Inc.                     169,001              -               -
          687              -           687 Ingersoll-Rand Company, Ltd.                   14,358              -               -
        1,367         38,100        39,467 Parker Hannifin Corporation                    58,726      1,636,776       1,695,502
                                                                                      ----------------------------------------------
                                                                                         447,718      1,636,776       1,695,502
                                                                                      ----------------------------------------------

                                           INDUSTRIAL REITS - 0.0%
        5,331              -         5,331 ProLogis                                       42,968              -          42,968
                                                                                      ----------------------------------------------

                                           INSURANCE BROKERS - 0.6%
          528         33,100        33,628 AON Corporation                                19,995      1,253,497       1,273,492
                                                                                      ----------------------------------------------

                                           INTEGRATED OIL & GAS - 4.9%
       12,003         31,700        43,703 Chevron Corporation                           795,199      2,100,125       2,895,324
       10,502         15,200        25,702 ConocoPhillips                                441,714        639,312       1,081,026
       26,518         48,400        74,918 Exxon Mobil Corporation (1)                 1,853,873      3,383,644       5,237,517
        4,959              -         4,959 Marathon Oil Corporation                      149,415              -         149,415
        3,367              -         3,367 Murphy Oil Corporation                        182,895              -         182,895
        5,335              -         5,335 Occidental Petroleum Corporation              351,096              -         351,096
                                                                                      ----------------------------------------------
            -                                                                          3,774,192       6,123,081       9,897,273
                                                                                      ----------------------------------------------

                                           INTEGRATED TELECOMMUNICATION SERVICES - 1.0%
       26,839              -        26,839 AT&T, Inc.                                        666,680               -         666,680
        5,268              -         5,268 CenturyTel, Inc.                                  161,728               -         161,728
       14,624              -        14,624 Qwest Communications International, Inc.           60,690               -          60,690
       10,759              -        10,759 Verizon Communications, Inc.                      330,624               -         330,624
            -         98,200        98,200 Windstream Corporation                                  -         820,952         820,952
                                                                                      ----------------------------------------------
                                                                                           1,219,722         820,952       2,040,674
                                                                                      ----------------------------------------------

                                           INTERNET RETAIL - 0.1%

                                       9

        1,650              -         1,650 Amazon.com, Inc. *                                138,039               -         138,039
                                                                                      ----------------------------------------------

                                           INTERNET SOFTWARE & SERVICES - 2.1%
        6,165              -         6,165 eBay, Inc. *                                      105,606               -         105,606
        1,092          8,515         9,607 Google, Inc. *                                    460,377       3,589,839       4,050,216
        7,600              -         7,600 Yahoo!, Inc. *                                    119,016               -         119,016
                                                                                      ----------------------------------------------
                                                                                             684,999       3,589,839       4,274,838
                                                                                      ----------------------------------------------

                                           INVESTMENT BANKING & BROKERAGE - 1.6%
        3,457         17,940        21,397 Goldman Sachs Group, Inc.                         509,700       2,645,074       3,154,774
                                                                                      ----------------------------------------------

                                           IT CONSULTING & OTHER SERVICES - 1.6%
                                           Cognizant Technology Solutions
            -        117,520       117,520   Corporation*                                          -       3,137,784       3,137,784
                                                                                      ----------------------------------------------

                                           LIFE & HEALTH INSURANCE - 0.1%
        1,225              -         1,225 Aflac, Inc.                                        38,085               -          38,085
          847              -           847 Lincoln National Corporation                       14,577               -          14,577
        1,308              -         1,308 MetLife, Inc.                                      39,253               -          39,253
        2,268              -         2,268 Prudential Financial, Inc.                         84,415               -          84,415
          296              -           296 Torchmark Corporation                              10,964               -          10,964
        5,232              -         5,232 Unum Group                                         82,980               -          82,980
                                                                                      ----------------------------------------------
                                                                                             270,274               -         270,274
                                                                                      ----------------------------------------------

                                           LIFE SCIENCES TOOLS & SERVICES - 0.0%
        1,053              -         1,053 PerkinElmer, Inc.                                  18,322               -          18,322
        1,716              -         1,716 Thermo Fisher Scientific, Inc. *                   69,962               -          69,962
                                                                                      ----------------------------------------------
                                                                                              88,284               -          88,284
                                                                                      ----------------------------------------------

                                           MANAGED HEALTH CARE - 0.9%
        1,699         49,600        51,299 Aetna, Inc.                                        42,560       1,242,480       1,285,040
          583              -           583 Cigna Corporation                                  14,044               -          14,044
        1,721              -         1,721 Humana, Inc. *                                     55,519               -          55,519
       11,579              -        11,579 UnitedHealth Group, Inc.                          289,244               -         289,244
        3,581              -         3,581 WellPoint, Inc. *                                 182,237               -         182,237
                                                                                      ----------------------------------------------
                                                                                             583,604       1,242,480       1,826,084
                                                                                      ----------------------------------------------

                                           METAL & GLASS CONTAINERS - 0.0%
          927              -           927 Owens-Illinois, Inc. *                             25,965               -          25,965
        2,246              -         2,246 Pactiv Corporation *                               48,806               -          48,806
                                                                                      ----------------------------------------------
                                                                                              74,771               -          74,771
                                                                                      ----------------------------------------------

                                           MOVIES & ENTERTAINMENT - 1.1%
       10,573              -        10,573 News Corporation                                   96,320               -          96,320
        9,601         65,400        75,001 Time Warner, Inc.                                 241,848       1,647,426       1,889,274
        3,919              -         3,919 Viacom, Inc. (Cl.B) *                              88,961               -          88,961
        6,926              -         6,926 Walt Disney Company                               161,584               -         161,584
                                                                                      ----------------------------------------------
                                                                                             588,713       1,647,426       2,236,139
                                                                                      ----------------------------------------------

                                           MULTI-LINE INSURANCE - 0.1%
       22,031              -        22,031 American International Group, Inc.                 25,556               -          25,556
        3,498              -         3,498 Genworth Financial, Inc.                           24,451               -          24,451
        1,005              -         1,005 Hartford Financial Services Group, Inc.            11,929               -          11,929
        6,868              -         6,868 Loews Corporation *                               188,184               -         188,184
                                                                                      ----------------------------------------------
                                                                                             250,120               -         250,120
                                                                                      ----------------------------------------------

                                           MULTI-SECTOR HOLDINGS - 0.0%

                                       10

          467              -           467 Leucadia National Corporation                       9,849               -           9,849
                                                                                      ----------------------------------------------

                                           MULTI-UTILITIES - 0.4%
       10,071              -        10,071 Centerpoint Energy, Inc.                          111,587               -         111,587
        4,824              -         4,824 DTE Energy Company                                154,368               -         154,368
        3,890              -         3,890 PG&E Corporation                                  149,532               -         149,532
        3,861              -         3,861 Public Service Enterprise Group, Inc.             125,984               -         125,984
        3,949              -         3,949 Sempra Energy                                     195,989               -         195,989
                                                                                      ----------------------------------------------
                                                                                             737,460               -         737,460
                                                                                      ----------------------------------------------

                                           OFFICE ELECTRONICS - 0.0%
        1,960              -         1,960 Xerox Corporation                                  12,701               -          12,701
                                                                                      ----------------------------------------------

                                           OFFICE REITS - 0.0%
          569              -           569 Boston Properties, Inc.                            27,141               -          27,141
                                                                                      ----------------------------------------------

                                           OFFICE SERVICES & SUPPLIES - 0.0%
          545              -           545 Avery Dennison Corporation                         13,996               -          13,996
        1,321              -         1,321 Pitney Bowes, Inc.                                 28,969               -          28,969
                                                                                      ----------------------------------------------
                                                                                              42,965               -          42,965
                                                                                      ----------------------------------------------

                                           OIL & GAS DRILLING - 1.7%
          475              -           475 Diamond Offshore Drilling, Inc.                    39,449               -          39,449
        1,950              -         1,950 ENSCO International, Inc.                          67,996               -          67,996
        2,563              -         2,563 Nabors Industries, Ltd. *                          39,932               -          39,932
            -         43,100        43,100 Transocean, Ltd.                                        -       3,201,899       3,201,899
                                                                                      ----------------------------------------------
                                                                                             147,377       3,201,899       3,349,276
                                                                                      ----------------------------------------------

                                           OIL & GAS EQUIPMENT & SERVICES - 1.0%
        4,721              -         4,721 BJ Services Company                                64,347               -          64,347
        2,084              -         2,084 Cameron International Corporation *                58,977               -          58,977
            -         74,200        74,200 Halliburton Company                                     -       1,535,940       1,535,940
        3,560              -         3,560 National Oilwell Varco, Inc. *                    116,270               -         116,270
        3,368              -         3,368 Schlumberger, Ltd.                                182,243               -         182,243
                                                                                      ----------------------------------------------
                                                                                             421,837       1,535,940       1,957,777
                                                                                      ----------------------------------------------

                                           OIL & GAS EXPLORATION & PRODUCTION - 2.3%
        5,021              -         5,021 Anadarko Petroleum Corporation                    227,903               -         227,903
        3,195              -         3,195 Apache Corporation                                230,519               -         230,519
            -         64,200        64,200 Chesapeake Energy Corporation                           -       1,273,086       1,273,086
          880              -           880 Devon Energy Corporation                           47,960               -          47,960
            -         71,760        71,760 XTO Energy, Inc.                                        -       2,736,926       2,736,926
                                                                                      ----------------------------------------------
                                                                                             506,382       4,010,012       4,516,394
                                                                                      ----------------------------------------------

                                           OIL & GAS REFINING & MARKETING - 0.1%
        2,145              -         2,145 Sunoco, Inc.                                       49,764               -          49,764
        3,087              -         3,087 Tesoro Corporation                                 39,298               -          39,298
        2,835              -         2,835 Valero Energy Corporation                          47,883               -          47,883
                                                                                      ----------------------------------------------
                                                                                             136,945               -         136,945
                                                                                      ----------------------------------------------

                                           OIL & GAS STORAGE & TRANSPORTATION - 0.8%
            -         99,500        99,500 Williams Companies, Inc.                                -       1,553,195       1,553,195
                                                                                      ----------------------------------------------

                                           OTHER DIVERSIFIED FINANCIAL SERVICES - 2.9%
       39,950              -        39,950 Bank of America Corporation                       527,340               -         527,340

                                       11

       22,739        124,856       147,595 JPMorgan Chase & Company                          775,628       4,258,837       5,034,465
       11,089              -        11,089 Morgan Stanley                                    316,147               -         316,147
                                                                                      ----------------------------------------------
                                                                                           1,619,115       4,258,837       5,877,952
                                                                                      ----------------------------------------------

                                           PACKAGED FOODS & MEATS - 0.3%
        1,222              -         1,222 Campbell Soup Company                              35,951               -          35,951
        8,231              -         8,231 Dean Foods Company *                              157,953               -         157,953
        3,411              -         3,411 Kellogg Company                                   158,850               -         158,850
        1,854              -         1,854 Kraft Foods, Inc.                                  46,980               -          46,980
       16,686              -        16,686 Sara Lee Corporation                              162,856               -         162,856
        5,602              -         5,602 Tyson Foods, Inc.                                  70,641               -          70,641
                                                                                      ----------------------------------------------
            -                                                                                633,231               -         633,231
                                                                                      ----------------------------------------------

                                           PAPER PACKAGING - 0.1%
        1,950              -         1,950 Bemis Company, Inc.                                49,140               -          49,140
        8,136              -         8,136 Sealed Air Corporation                            150,109               -         150,109
                                                                                      ----------------------------------------------
                                                                                             199,249               -         199,249
                                                                                      ----------------------------------------------

                                           PAPER PRODUCTS - 0.0%
        3,886              -         3,886 International Paper Company                        58,795               -          58,795
                                                                                      ----------------------------------------------
            -
                                           PHARMACEUTICALS - 4.8%
        6,640              -         6,640 Abbott Laboratories                               312,346               -         312,346
        6,133              -         6,133 Bristol-Myers Squibb Company                      124,561               -         124,561
        6,923              -         6,923 Eli Lilly & Company                               239,813               -         239,813
        6,693              -         6,693 Forest Laboratories, Inc. *                       168,061               -         168,061
       13,067              -        13,067 Johnson & Johnson                                 742,205               -         742,205
       10,625              -        10,625 Merck & Company, Inc.                             297,075               -         297,075
        4,538              -         4,538 Mylan, Inc. *                                      59,221               -          59,221
       41,920        137,150       179,070 Pfizer, Inc.                                      628,800       2,057,250       2,686,050
        6,961         57,700        64,661 Schering-Plough Corporation                       174,860       1,449,424       1,624,284
            -         63,235        63,235 Teva Pharmaceutical Industries, Ltd. ADR                -       3,120,015       3,120,015
          820              -           820 Watson Pharmaceuticals, Inc. *                     27,601               -          27,601
        6,298              -         6,298 Wyeth                                             285,866               -         285,866
                                                                                      ----------------------------------------------
                                                                                           3,060,409       6,626,689       9,687,098
                                                                                      ----------------------------------------------

                                           PROPERTY & CASUALTY INSURANCE - 2.1%
        2,034              -         2,034 Allstate Corporation                               49,630               -          49,630
            -             42            42 Berkshire Hathaway, Inc. *                              -       3,780,000       3,780,000
        2,795              -         2,795 Chubb Corporation                                 111,465               -         111,465
        5,873              -         5,873 Travelers Companies, Inc.                         241,027               -         241,027
        1,504              -         1,504 XL Capital, Ltd.                                   17,236               -          17,236
                                                                                      ----------------------------------------------
                                                                                             419,358       3,780,000       4,199,358
                                                                                      ----------------------------------------------

                                           PUBLISHING - 0.1%
        2,695              -         2,695 McGraw-Hill Companies, Inc.                        81,147               -          81,147
          422              -           422 Meredith Corporation                               10,782               -          10,782
          150              -           150 Washington Post Company (Cl. B)                    52,827               -          52,827
                                                                                      ----------------------------------------------
                                                                                             144,756               -         144,756
                                                                                      ----------------------------------------------

                                           RAILROADS - 3.1%
            -         41,375        41,375 Burlington Northern Santa Fe Corporation                -       3,042,718       3,042,718
        1,699              -         1,699 CSX Corporation                                    58,836               -          58,836
        3,128              -         3,128 Norfolk Southern Corporation                      117,833               -         117,833
            7         56,100        56,107 Union Pacific Corporation                             364       2,920,566       2,920,930
                                                                                      ----------------------------------------------
                                                                                             177,033       5,963,284       6,140,317
                                                                                      ----------------------------------------------

                                       12


                                           REGIONAL BANKS - 0.2%
        6,433              -         6,433 BB&T Corporation                                  141,397               -         141,397
        2,340              -         2,340 Marshall & Ilsley Corporation                      11,232               -          11,232
        1,985              -         1,985 PNC Financial Services Groups, Inc.                77,038               -          77,038
        8,678              -         8,678 Regions Financial Corporation                      35,059               -          35,059
        1,718              -         1,718 SunTrust Banks, Inc.                               28,261               -          28,261
                                                                                      ----------------------------------------------
                                                                                             292,987               -         292,987
                                                                                      ----------------------------------------------

                                           RESEARCH & CONSULTING SERVICES - 0.9%
            -         67,900        67,900 Equifax, Inc.                                           -       1,772,190       1,772,190
                                                                                      ----------------------------------------------

                                           RESTAURANTS - 2.4%
          443         54,180        54,623 Darden Restaurants, Inc.                           14,610       1,786,856       1,801,466
        6,257              -         6,257 McDonald's Corporation                            359,715               -         359,715
            -        184,300       184,300 Starbucks Corporation *                                 -       2,559,927       2,559,927
          384              -           384 Yum! Brands, Inc.                                  12,803               -          12,803
                                                                                      ----------------------------------------------
                                                                                             387,128       4,346,783       4,733,911
                                                                                      ----------------------------------------------

                                           RETAIL REITS - 0.0%
        2,656              -         2,656 Kimco Realty Corporation                           26,693               -          26,693
                                                                                      ----------------------------------------------

                                           SEMICONDUCTOR EQUIPMENT - 0.0%
        1,470              -         1,470 Novellus Systems, Inc. *                           24,549               -          24,549
                                                                                      ----------------------------------------------

                                           SEMICONDUCTORS - 2.1%
          112              -           112 Broadcom Corporation *                              2,776               -           2,776
       35,107        195,050       230,157 Intel Corporation                                 581,021       3,228,078       3,809,099
       13,815              -        13,815 Texas Instruments, Inc.                           294,260               -         294,260
        5,856              -         5,856 Xilinx, Inc.                                      119,814               -         119,814
                                                                                      ----------------------------------------------
                                                                                             997,871       3,228,078       4,225,949
                                                                                      ----------------------------------------------

                                           SOFT DRINKS - 2.2%
        6,974              -         6,974 Coca-Cola Company                                 334,682               -         334,682
        9,815              -         9,815 Coca-Cola Enterprises, Inc.                       163,420               -         163,420
        2,053              -         2,053 Dr Pepper Snapple Group, Inc. *                    43,503               -          43,503
          673              -           673 Pepsi Bottling Group, Inc.                         22,774               -          22,774
        4,907         63,810        68,717 PepsiCo, Inc.                                     269,689       3,506,998       3,776,687
                                                                                      ----------------------------------------------
                                                                                             834,068       3,506,998       4,341,066
                                                                                      ----------------------------------------------

                                           SPECIALIZED CONSUMER SERVICES - 0.0%
        3,727              -         3,727 H&R Block, Inc.                                    64,216               -          64,216
                                                                                      ----------------------------------------------
                           -                                                                                       -
                           -               SPECIALIZED FINANCE - 0.1%                                              -
          329              -           329 CME Group, Inc.                                   102,355               -         102,355
                                                                                      ----------------------------------------------
                           -                                                                                       -
                           -               SPECIALIZED REITS - 0.1%                                                -
        3,978              -         3,978 HCP, Inc.                                          84,294               -          84,294
        4,471              -         4,471 Host Hotels & Resorts, Inc.                        37,512               -          37,512
        2,297              -         2,297 Public Storage, Inc.                              150,407               -         150,407
                                                                                      ----------------------------------------------
                           -                                                                 272,213               -         272,213
                                                                                      ----------------------------------------------
                           -                                                                                       -
                           -               SPECIALTY CHEMICALS - 0.1%                                              -
        4,835              -         4,835 International Flavors & Fragrances, Inc.          158,201               -         158,201
           29              -            29 Sigma-Aldrich Corporation                           1,437               -           1,437
                                                                                      ----------------------------------------------
                           -                                                                 159,638               -         159,638
                                                                                      ----------------------------------------------
                           -               SPECIALTY STORES - 0.0%                                                 -
       12,416              -        12,416 Office Depot, Inc. *                               56,617               -          56,617
                                                                                      ----------------------------------------------

                                       13

                                           STEEL - 0.1%
        1,109              -         1,109 AK Steel Holding Corporation                       21,282               -          21,282
        3,897              -         3,897 Nucor Corporation                                 173,144               -         173,144
        1,702              -         1,702 United States Steel Corporation                    60,829               -          60,829
                                                                                      ----------------------------------------------
                           -                                                                 255,255               -         255,255
                                                                                      ----------------------------------------------
                           -                                                                                       -
                           -               SYSTEMS SOFTWARE - 2.2%                                                 -
        1,973              -         1,973 BMC Software, Inc. *                               66,668               -          66,668
        5,474              -         5,474 CA, Inc.                                           95,412               -          95,412
       44,180        104,550       148,730 Microsoft Corporation                           1,050,158       2,485,154       3,535,312
        9,047              -         9,047 Novell, Inc. *                                     40,983               -          40,983
       20,959              -        20,959 Oracle Corporation                                448,941               -         448,941
        9,550              -         9,550 Symantec Corporation *                            148,598               -         148,598
                                                                                      ----------------------------------------------
                                                                                           1,850,760       2,485,154       4,335,914
                                                                                      ----------------------------------------------

                                           TOBACCO - 1.4%
       15,974         50,500        66,474 Altria Group, Inc.                                261,814         827,695       1,089,509
          704              -           704 Lorillard, Inc.                                    47,710               -          47,710
        6,691         30,500        37,191 Philip Morris International, Inc.                 291,861       1,330,410       1,622,271
                                                                                      ----------------------------------------------
                                                                                             601,385       2,158,105       2,759,490
                                                                                      ----------------------------------------------

                                           WIRELESS TELECOMMUNICATION SERVICES - 0.1%
       32,792              -        32,792 Sprint Nextel Corporation *                       157,730               -         157,730
                                                                                      ----------------------------------------------

                                                                                      ----------------------------------------------
                                           Total Common Stocks - (Cost $224,676,351)     $39,728,094    $154,430,092    $193,769,194
                                                                                      ----------------------------------------------

    SHARES         SHARES        SHARES                                                    VALUE          VALUE           VALUE
                             PREFERRED STOCK - 0.0%

                                           OTHER DIVERSIFIED FINANCIAL SERVICES - 0.0%

        4,737              -         4,737 Citigroup, Inc. 8.125%                       $     88,487 $            -   $     88,487
                                                                                      ----------------------------------------------

                                           Total Preferred Stock - (Cost $63,516)     ----------------------------------------------
                                                                                        $     88,487 $            -   $     88,487
                                                                                      ----------------------------------------------

   PRINCIPAL     PRINCIPAL     PRINCIPAL
    AMOUNT         AMOUNT        AMOUNT                                                    VALUE          VALUE           VALUE
                                           U.S. GOVERNMENT SECURITIES - 0.1%
                                           U.S. Treasury Bill

                                                                                                      $
 $    150,000             $0      $150,000   0.28% - 11/19/09                           $    149,850               -     $   149,850
                                                                                      ----------------------------------------------

                                                                                      ----------------------------------------------
                                           Total U.S. government securities (cost                     $
                                           $149,838)                                    $    149,850               -    $    149,850
                                                                                      ----------------------------------------------


   PRINCIPAL     PRINCIPAL     PRINCIPAL
    AMOUNT         AMOUNT        AMOUNT                                                    VALUE          VALUE           VALUE
                                           REPURCHASE AGREEMENT - 1.7%

                                           UMB Financial Corp, 0.07% dated 6/30/09,
                                           matures 7/01/09; repurchase amount
                                           $3,348,007 (Collateralized by FNMA, 4.00%,
$          -     $3,348,000    $3,348,000  4/15/10 with a value of $3,414,986)        $            -   $   3,348,000   $   3,348,000
                                                                                      ----------------------------------------------

                                                                                      ----------------------------------------------
                                           Total Repurchase Agreement (Cost
                                           $3,348,000)                                $            -   $   3,348,000   $   3,348,000
                                                                                      ----------------------------------------------

                                       14


                                           Total Investments - 98.2% (Cost
                                           $228,237,705)                                $ 39,966,431   $ 157,778,092   $ 197,355,531
                                           Cash & Other Assets, Less Liabilities -
                                           1.8%                                              982,638       2,731,608       3,714,246
                                                                                      ----------------------------------------------
                                           Total Net Assets - 100.0%                     $40,949,069    $160,509,700    $201,069,777
                                                                                      ==============================================

For federal income tax purposes, the identified cost of investments owned at June 30, 2009 was $231,552,690.

* Non-income producing security

ADR - American Depositary Receipt

(1) Security is segregated as collateral for open futures contracts.

ACQUIRING FUND

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
JUNE 30, 2009
(UNAUDITED)

1) Description of the Fund

 SBL Fund, Series A - Equity Series ("Acquiring Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

2) Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of SBL Fund, Series H - Enhanced Index Series, ("Target Fund") by SBL Fund, Series A - Equity Series as if such acquisition had taken place as of June 30, 2009.

Under the terms of the Plan of Reorganization, the combination of SBL Fund, Series H - Enhanced Index Series and SBL Fund, Series A - Equity Series will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of SBL Fund, Series H - Enhanced Index Series in exchange for shares of SBL Fund, Series A - Equity Series at net asset value. The statement of assets and liabilities and the related statement of operations of SBL Fund, Series H - Enhanced Index Series and SBL Fund, Series A- Equity Series have been combined as of and for the six months ended June 30, 2009. Following the acquisition, the SBL Fund, Series A - Equity Series will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the SBL Fund, Series A - Equity Series and the results of operations for pre-combination periods of the SBL Fund, Series A - Equity Series will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of SBL Fund, Series A - Equity Series and SBL Fund, Series H - Enhanced Index Series included in their semi-annual report dated June 30, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of SBL Fund, Series H - Enhanced Index Series by SBL Fund, Series A - Equity Series had taken place as of June 30, 2009.

3)       Portfolio Valuation

Valuations of SBL Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will used the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated ( a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York

Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

4) Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the SBL Fund, Series A - Equity Series that would have been issued at June 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of SBL Fund, Series H - Enhanced Index Series, as of June 30, 2009, divided by the net asset value per share of the shares of SBL Fund, Series A - Equity Series as of June 30, 2009. The pro forma number of shares outstanding for the combined fund consists of the following at June 30, 2009:

Shares of Acquiring Fund    Additional Shares Assumed  Total Outstanding Shares
     Pre-Combination        Issued In Reorganization       Post-Combination
     ---------------        ------------------------       ----------------
        9,873,224                   2,518,393                 12,391,617

5) Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

6) Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The three levels of fair value hierarchy under FAS 157 are listed below:

Level 1 - quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt, commercial paper and repurchase agreements.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk association with investing in those securities.

In April 2009, the FASB issued Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FAS 157-4"), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. Management has evaluated the impact of the adoption of FAS 157-4 on the Funds' and has determined that there will be no impact to the financial statement disclosures.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy as of June 30, 2009. These assets are measured on a recurring basis.

                                                           LEVEL 1              LEVEL 2              LEVEL 3
                                                      Quoted prices in
                                                     active markets for    significant other       significant
           Description                  Total         identical assets     observable inputs    observable inputs
SBL FUND:
Series A (Equity)
Common Stocks                       $154,430,092         $154,430,092                  -                 -
Repurchase Agreement                   3,348,000                    -         $3,348,000                 -
                                       ---------                    -         ----------
Total                               $157,778,092         $154,430,092         $3,348,000                 -
                                    ------------         ------------         ----------

Series H (Enhanced Index)

Common Stocks                        $39,728,094          $39,728,094                  -                 -
Preferred Stock                           88,487               88,487                  -                 -
U.S. Government Securities               149,850                    -           $149,850                 -
Futures Contracts                         25,852               25,852                  -                 -
                                          ------               ------
Total                                $39,992,283          $39,842,433           $149,850                 -
                                     -----------          -----------           --------

                                     PART C

                                OTHER INFORMATION

Item 15       Indemnification

A policy of insurance covering Security Investors, LLC, its subsidiaries, Security Distributors, Inc., and all of the registered investment companies advised by Security Investors, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides in relevant part as follows:

30. Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

     No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

          A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

          B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

          C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17- 6424 and amendments thereto; or

          D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16       Exhibits

(1)   Articles of Incorporation(a)

(2)   Bylaws(b)

(3)   Not Applicable

(4)   Plan of Reorganization(c)

(5)   Not Applicable

(6)   (a) Investment Advisory Contract(d)

(7)   Distribution Agreement(e)

(8)   Not Applicable

(9)  (a)   Custodian Agreement - UMB Bank, n.a. (f)

     (b)   Custodian Agreement - State Street Bank(g)

(10) Not Applicable

(11) Opinion of Counsel - Filed herewith.

(12) Opinion and Consent of Counsel  Supporting  Tax Matters and
     Consequences - Form filed herewith, definitive to be filed by subsequent amendment.

(13) (a) Fund Accounting and Administration Agreement(h)

     (b) Transfer Agency Agreement(i)

(14) Consent of Independent Registered Public Accounting Firm - Filed herewith.

(15) Not Applicable

(16) Powers of Attorney - Filed herewith.

(17) Not Applicable

-----------------

(a) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-59353 (filed April 27, 2007).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 53 to Registration Statement No. 2-59353 (filed April 30, 2008).

(c)    See Appendix A to the Proxy Statement/Prospectus.

(d) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 55 to Registration Statement No. 2-59353 (filed August 15, 2008).

(e) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-59353 (filed February 14, 2003).

(f) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 112 to Registration Statement 2-19458 (filed February 2, 2009).

(g) Incorporated herein by reference to Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 107 to Registration Statement 2-19458 (filed July 10, 2008).

(h) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 51 to Registration Statement No. 2-59353 (filed April 28, 2006).

(i) Incorporated herein by reference to Exhibits filed with the Registrant's Post-Effective Amendment No. 52 to Registration Statement No. 2-59353 (filed April 27, 2007).

Item 17.      Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka and State of Kansas on the 29th day of January, 2010.

                                                      SBL FUND

                                         BY:   /S/ RICHARD M. GOLDMAN
                                ------------------------------------------------
                                                 RICHARD M. GOLDMAN

                                                      PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 29th day of January, 2010.

                                            SBL FUND

                        By:      /s/ RICHARD M. GOLDMAN

                       --------------------------------------------------------
Donald A. Chubb, Jr.    Richard M. Goldman, as President, Director and
Director                Chairman of the Board, and as Attorney-In-Fact for
                        the Officers and Directors whose names appear opposite
Penny A. Lumpkin
Director
                       --------------------------------------------------------
Harry W. Craig, Jr.
Director
                                            /s/ BRENDA M. HARWOOD
Maynard Oliverius      --------------------------------------------------------
Director               Brenda M. Harwood, Treasurer
                       (Principal Financial Officer and Principal
                       Accounting Officer)

                                  EXHIBIT INDEX

(11)     Opinion and Consent of Counsel
(12)     Form of Tax Opinion
(14)     Consent of Independent Registered Public Accounting Firm
(16)     Powers of Attorney